Quarterly Information Together with
                 Report of Independent Public Accountants

                 Abril S.A.

                 June 30, 1999

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


--------------------------------------------------------------------------------
THE REGISTRATION WITH CVM DOES NOT IMPLY ANY EVALUATION OF THE COMPANY AND ITS MANAGERS ARE RESPONSIBLE FOR THE VERACITY OF THE INFORMATION PROVIDED.
--------------------------------------------------------------------------------

01.01 - IDENTIFICATION

------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0       ABRIL S.A.            44.597.052/0001-62
--------------------------------------------------------------------------------
4 - NIRE - REGISTRATION NUMBER
35.3.0013516-4
--------------------------------------------------------------------------------

01.02 - HEAD OFFICE

----------------------------------------------------- --------------------------
1 - FULL ADDRESS                                       2 - SUBURB OR DISTRICT
Av. Otaviano Alves de Lima, 7.221                          Freguesia do O
----------------------------------------------------- --------------------------
3 - ZIP CODE          4 - MUNICIPALITY                               5 - STATE
05425-902             Sao Paulo                                            SP
-------------- -------------- --------------- --------------- ------------------
6 - AREA CODE  7 - TELEPHONE  8 - TELEPHONE   9 - TELEPHONE   10 - TELEX
011            3037-2010                -               -
-------------- -------------- --------------- --------------- ------------------
11 - AREA CODE 12 - FAX       13 - FAX        14 - FAX
011            3037-2040                -               -
-------------- -------------- --------------- --------------- ------------------
15 - E-MAIL

----------------------------- --------------- --------------- ------------------

01.03 - DIRECTOR OF MARKET RELATIONS (Address for correspondence with Company)

--------------------------------------------------------------------------------
1 - NAME
Jose Augusto Pinto Moreira
--------------------------------------------------------------------------------
2 - FULL ADDRESS                      3 - SUBURB OR DISTRICT
    Av. Nacoes Unidas, 7.221              Pinheiros
--------------------------------------------------------------------------------
4 - ZIP CODE          5 - MUNICIPALITY                             6 - STATE
05425-902             Sao Paulo                                        SP
--------------------------------------------------------------------------------
7 - AREA CODE  8 - TELEPHONE  9 - TELEPHONE  10 - TELEPHONE   11 - TELEX
011            3037-2010                -             -
-------------- -------------- -------------- ---------------- ------------------
12 - AREA CODE 13 - FAX       14 - FAX       15 - FAX
011            3037-2040                -             -
-------------- -------------- -------------- ---------------- ------------------
16 - E-MAIL

--------------------------------------------------------------------------------

01.04 - REFERENCE/ INDEPENDENT PUBLIC ACCOUNTANT

----------------------------- -------------------------------------------- ------------------------------------------
        CURRENT YEAR                        CURRENT QUARTER                              PRIOR QUARTER
----------------------------- -------------------------------------------- ------------------------------------------
 1 - BEGINNING     2 - END     3 - QUARTER     4 - BEGINNING    5 - END     6 - QUARTER    7 - BEGINNING    8 -END
----------------- ----------- --------------- ---------------- ----------- --------------- -------------- -----------
    1.1.1999      12.31.1999        2            4.1.1999      6.30.1999         1           1.1.1999     3.31.1999
----------------- ----------- --------------- ---------------- ----------- --------------- -------------- -----------

9 - NAME OF INDEPENDENT PUBLIC ACCOUNTANT     10 - CVM CODE
Arthur Andersen S/C                           00283 - 6
--------------------------------------------- ----------------------------------
11 - NAME OF RESPONSIBLE ACCOUNTANT           12 CPF - Individual Taxpayers'
                                              Registration
Marco Antonio Brandao Simurro                 755.400.708-44
--------------------------------------------- ----------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- ---------------------- -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0       ABRIL S.A.             44.597.052/0001-62
------------- ---------------------- -------------------------------------------

01.05 - COMPOSITION OF CAPITAL

-------------------------- ----------------------- ---------------------------- -------------------------------------
    Number of Shares        1 - CURRENT QUARTER         2 - PRIOR QUARTER         3 - SAME QUARTER OF THE PREVIOUS
                                                                                                YEAR
       (Thousand)                6.30.1999                  3.31.1999                        6.30.1998
-------------------------- ----------------------- ---------------------------- -------------------------------------
Paid-up Capital
-------------------------- ----------------------- ---------------------------- -------------------------------------
      1 - Common                    5,302                        5,302                            8,277
-------------------------- ----------------------- ---------------------------- -------------------------------------
      2 - Preferred                10,604                       10,604                           11,067
-------------------------- ----------------------- ---------------------------- -------------------------------------
      3 - Total                    15,906                       15,906                           19,344
---------------------------------------------------------------------------------------------------------------------
Treasury Stock
-------------------------- ----------------------- ---------------------------- -------------------------------------
      4 - Common                        0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------
      5 - Preferred                     0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------
      6 - Total                         0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------

01.06 - CHARACTERISTICS OF THE COMPANY

--------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Commercial, Industrial and Other
--------------------------------------------------------------------------------
2 - SITUATION
Operational
--------------------------------------------------------------------------------
3 - NATURE OF CONTROLLING INTEREST
Local Private
--------------------------------------------------------------------------------
4 - ACTIVITY CODE
1070000 - Publishing and Printing
--------------------------------------------------------------------------------
5 - MAIN ACTIVITY
Publishing of Magazines and Periodicals
--------------------------------------------------------------------------------
6 - TYPE OF CONSOLIDATION
Partial
--------------------------------------------------------------------------------
7 - TYPE OF REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
Unqualified
--------------------------------------------------------------------------------

01.07 - COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

---------- ----------------------------------------- ---------------------------
1 - ITEM   2 - CNPJ - National Corporate Taxpayers'  3 - REGISTERED NAME
           Registration
---------- ----------------------------------------- ---------------------------
---------- ----------------------------------------- ---------------------------
01         00.497.373/0001-10                        Galaxy Brasil Ltda.
---------- ----------------------------------------- ---------------------------
---------- ----------------------------------------- ---------------------------
02         01.785.998/0001-40                        TVA Banda C Ltda.
---------- ----------------------------------------- ---------------------------

01.08 - CASH DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER

----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
1 - ITEM    2 - EVENT     3 - APPROVAL    4 - DIVIDEND          5 - BEGINNING    6 - TYPE OF      7 - EARNINGS PER
                               DATE                                OF PAYMENT         SHARES              SHARE
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
01          ASM           5.28.1999       Interest on Capital  6.10.1999        Registered               1,0138000000
                                                                                common
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
02          ASM           5.28.1999       Interest on Capital  6.10.1999        Registered               1,0138000000
                                                                                preferred A
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
03          ASM           5.28.1999       Interest on Capital  6.10.1999        Registered               1,0138000000
                                                                                preferred B
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- ---------------------- -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0       ABRIL S.A.             44.597.052/0001-62
------------- ---------------------- -------------------------------------------

01.09 - SUBSCRIBED CAPITAL AND CHANGES IN THE CURRENT YEAR

-------- ----------- --------------------- -------------------- -------------------- --------------------------- -------------------
1 - ITEM 2 - DATE OF 3 - AMOUNT OF CAPITAL 4 - AMOUNT OF CHANGE 5 - ORIGIN OF CHANGE 7 - NUMBER OF SHARES ISSUED 8 - PRICE OF SHARE
             CHANGE       (R$ thousand)        (R$ thousand)                                    (Thousand)        UPON ISSUANCE (R$)
-------- ----------- --------------------- -------------------- -------------------- --------------------------- -------------------
    01    1.30.1999           131,703            (28,468)         Partial spin- off                   0             0.0000000000
-------- ----------- --------------------- -------------------- -------------------- --------------------------- -------------------


01.10 - DIRECTOR OF MARKET RELATIONS

---------------------- ---------------------------------------------------------
1 - DATE               2 - SIGNATURE
9.03.1999
---------------------- ---------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION
------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0       ABRIL S.A.            44.597.052/0001-62
------------- --------------------- --------------------------------------------

02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian reais)
------------- ------------------------------- -------------- --------------
1 - CODE      2 - DESCRIPTION                 3 - 6.30.1999  4 - 3.31.1999
------------- ------------------------------- -------------- --------------
1             Total assets                          244,771        252,026
------------- ------------------------------- -------------- --------------
1.01          Current assets                          1,261          4,044
------------- ------------------------------- -------------- --------------
1.01.01       Cash and cash equivalents                   0              0
------------- ------------------------------- -------------- --------------
1.01.01.01    Cash and banks                              0              0
------------- ------------------------------- -------------- --------------
1.01.01.02    Short-term investments                      0              0
------------- ------------------------------- -------------- --------------
1.01.02       Credits                                   873            873
------------- ------------------------------- -------------- --------------
1.01.02,01    Accounts receivable                       873            873
------------- ------------------------------- -------------- --------------
1.01.03.      Inventories                                 0              0
------------- ------------------------------- -------------- --------------
1.01.03.01    Raw materials                               0              0
------------- ------------------------------- -------------- --------------
1.01.03.02    Work in process                             0              0
------------- ------------------------------- -------------- --------------
1.01.03.03    Finished products                           0              0
------------- ------------------------------- -------------- --------------
1.01.03.04    Sundry materials                            0              0
------------- ------------------------------- -------------- --------------
1.01.04       Other                                     388          3,171
------------- ------------------------------- -------------- --------------
1.01.04.01    Advances to employees and other           388              0
------------- ------------------------------- -------------- --------------
1.01.04.03    Offsettable taxes                           0          3,171
------------- ------------------------------- -------------- --------------
1.01.04.04    Other credits                               0              0
------------- ------------------------------- -------------- --------------
1.02          Noncurrent assets                     187,334        189,018
------------- ------------------------------- -------------- --------------
1.02.01       Sundry credits                            895            728
------------- ------------------------------- -------------- --------------
1.02.01.01    Loans to stockholders                       0              0
------------- ------------------------------- -------------- --------------
1.02.01.02    Recoverable income tax                    895            728
------------- ------------------------------- -------------- --------------
1.02.02       Related-party transactions            186,439        188,290
------------- ------------------------------- -------------- --------------
1.02.02.01    Affiliated companies                        0              0
------------- ------------------------------- -------------- --------------
1.02.02.02    Subsidiaries                            8,475          8,090
------------- ------------------------------- -------------- --------------
1.02.02.03    Other related companies               177,964        180,200
------------- ------------------------------- -------------- --------------
1.02.02.03.02 Abril Investments Corporation         173,072        175,426
------------- ------------------------------- -------------- --------------
1.02.02.03.03 Televisao Show Time Ltda.               3,001          3,001
------------- ------------------------------- -------------- --------------
1.02.02.03.03 Other                                   1,891          1,773
------------- ------------------------------- -------------- --------------
1.02.03       Other                                       0              0
------------- ------------------------------- -------------- --------------
1.02.03.01    Legal and compulsory deposits               0              0
------------- ------------------------------- -------------- --------------
1.02.03.02    Other credits                               0              0
------------- ------------------------------- -------------- --------------
1.03          Permanent assets                       56,176         58,964
------------- ------------------------------- -------------- --------------
1.03.01       Investments                            56,176         58,964
------------- ------------------------------- -------------- --------------
1.03.01.01    In affiliated companies                     0              0
------------- ------------------------------- -------------- --------------
1.03.01.02    In subsidiaries                        56,125         58,913
------------- ------------------------------- -------------- --------------
1.03.01.02.03 Abril Investments Corporation               0              0
------------- ------------------------------- -------------- --------------
1.03.01.02.04 Abril Music Club Ltda.                      0              0
------------- ------------------------------- -------------- --------------
1.03.01.02.05 Abril Video da Amazonia S.A.                0              0
------------- ------------------------------- -------------- --------------
1.03.01.02.06 Dinap S.A. Distrib.
              Nac. de Publicacoes                         0              0
------------- ------------------------------- -------------- --------------
1.03.01.02.07 Editora Novo Continente S.A.                0              0
------------- ------------------------------- -------------- --------------
1.03.01.02.08 Listel Listas Telefonicas S.A.              0              0
------------- ------------------------------- -------------- --------------
1.03.01.02.10 Reasa Representacao
              de Assinaturas S.A.                         0              0
------------- ------------------------------- -------------- --------------
1.03.01.02.11 Tevecap S.A.                           45,851         47,814
------------- ------------------------------- -------------- --------------
1.03.01.02.12 TVA Continental S.A.                        1              1
------------- ------------------------------- -------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- -------------------- --------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME  3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0        ABRIL S.A.           44.597.052/0001-62
-------------- -------------------- --------------------------------------------

02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

-------------- --------------------------------- -------------- --------------
1 - CODE       2 - DESCRIPTION                   3 - 6.30.1999  4 - 3.31.1999
-------------- --------------------------------- -------------- --------------
1.03.01.02.13  TVA Sul Participacoes S.A.               10,273         11,098
-------------- --------------------------------- -------------- --------------
1.03.01.02.15  Other                                         0              0
-------------- --------------------------------- -------------- --------------
1.03.01.03     Other investments                            51             51
-------------- --------------------------------- -------------- --------------
1.03.01.03.01  Marketable securities                         0              0
-------------- --------------------------------- -------------- --------------
1.03.01.03.02  FISET                                         0              0
-------------- --------------------------------- -------------- --------------
1.03.01.03.03  FINAM                                        51             51
-------------- --------------------------------- -------------- --------------
1.03.01.03.05  Audiovisual incentive investments             0              0
-------------- --------------------------------- -------------- --------------
1.03.02        Property, plant and equipment                 0              0
-------------- --------------------------------- -------------- --------------
1.03.02.01     Land                                          0              0
-------------- --------------------------------- -------------- --------------
1.03.02.02     Buildings                                     0              0
-------------- --------------------------------- -------------- --------------
1.03.02.03     Installations                                 0              0
-------------- --------------------------------- -------------- --------------
1.03.02.04     Machinery and equipment                       0              0
-------------- --------------------------------- -------------- --------------
1.03.02.05     Furniture and fixtures                        0              0
-------------- --------------------------------- -------------- --------------
1.03.02.06     Vehicles                                      0              0
-------------- --------------------------------- -------------- --------------
1.03.02.07     EDP equipment                                 0              0
-------------- --------------------------------- -------------- --------------
1.03.02.08     Construction in progress                      0              0
-------------- --------------------------------- -------------- --------------
1.03.02.09     Other construction                            0              0
-------------- --------------------------------- -------------- --------------
1.03.03        Deferred charges                              0              0
-------------- --------------------------------- -------------- --------------
1.03.03.01     Restated cost                                 0              0
-------------- --------------------------------- -------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01 - IDENTIFICATION
------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0       ABRIL S.A.            44.597.052/0001-62
------------- --------------------- --------------------------------------------
02.02 - BALANCE SHEET - LIABILITIES  AND  STOCKHOLDERS'  EQUITY
        (in thousands of Brazilian reais)
---------- ------------------------------------- --------------- ---------------
1 - CODE   2 - DESCRIPTION                        3 - 6.30.1999   4 - 3.31.1999
---------- ------------------------------------- --------------- ---------------
2          Total liabilities                            244,771         252,026
---------- ------------------------------------- --------------- ---------------
2.01       Current liabilities                            3,834          28,555
---------- ------------------------------------- --------------- ---------------
2.01.01    Loans and financing                            3,834           8,943
---------- ------------------------------------- --------------- ---------------
2.01.01.01 Financing                                      3,834           8,943
---------- ------------------------------------- --------------- ---------------
2.01.02    Debentures                                         0               0
---------- ------------------------------------- --------------- ---------------
2.01.03    Trade accounts payable                             0               0
---------- ------------------------------------- --------------- ---------------
2.01.04    Taxes and contributions payable                    0               0
---------- ------------------------------------- --------------- ---------------
2.01.04.01 Income and social contribution taxes               0               0
---------- ------------------------------------- --------------- ---------------
2.01.04.02 Other taxes and contributions payable              0               0
---------- ------------------------------------- --------------- ---------------
2.01.05    Dividends payable                                  0               0
---------- ------------------------------------- --------------- ---------------
2.01.06    Accrued liabilities                                0          19,612
---------- ------------------------------------- --------------- ---------------
2.01.06.01 Interest on capital                                0          19,612
---------- ------------------------------------- --------------- ---------------
2.01.07    Related-party transactions                         0               0
---------- ------------------------------------- --------------- ---------------
2.01.08    Other                                              0               0
---------- ------------------------------------- --------------- ---------------
2.01.08.01 Salaries and payroll taxes                         0               0
---------- ------------------------------------- --------------- ---------------
2.01.08.02 Advances received                                  0               0
---------- ------------------------------------- --------------- ---------------
2.01.08.03 Royalties payable                                  0               0
---------- ------------------------------------- --------------- ---------------
2.01.08.04 Magazine subscriptions                             0               0
---------- ------------------------------------- --------------- ---------------
2.01.08.05 Other accounts payable                             0               0
---------- ------------------------------------- --------------- ---------------
2.02       Long-term liabilities                        432,628         354,806
---------- ------------------------------------- --------------- ---------------
2.02.01    Loans and financing                          176,950         172,200
---------- ------------------------------------- --------------- ---------------
2.02.01.01 Financial institutions                       176,950         172,200
---------- ------------------------------------- --------------- ---------------
2.02.02    Debentures                                         0               0
---------- ------------------------------------- --------------- ---------------
2.02.03    Accrued liabilities                                0               0
---------- ------------------------------------- --------------- ---------------
2.02.04    Related-party transactions                    32,430          16,426
---------- ------------------------------------- --------------- ---------------
2.02.04.01 Editora Abril S.A.                            21,906           5,128
---------- ------------------------------------- --------------- ---------------
2.02.04.02 A. R. & T. Ltda.                                   0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.03 Abril Video da Amazonia S.A.                       0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.04 Editora Caras S.A.                                 0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.05 Listel - Listas telefonicas S.A.                   0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.06 Editora Novo Continente S.A.                       0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.07 TV Cambara Ltda.                               1,115           1,207
---------- ------------------------------------- --------------- ---------------
2.02.04.08 TV Cerejeira Ltda.                             1,517           1,640
---------- ------------------------------------- --------------- ---------------
2.02.04.09 TV Eucalipto Ltda.                                 0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.10 TV Jacaranda Ltda.                                 0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.11 TV Jatoba Ltda.                                1,648           1,703
---------- ------------------------------------- --------------- ---------------
2.02.04.12 TV Manaca Ltda.                                    0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.13 TV Mogno Ltda.                                 1,585           1,712
---------- ------------------------------------- --------------- ---------------
2.02.04.14 TV Quaresmeira Ltda.                           1,569           1,695
---------- ------------------------------------- --------------- ---------------
2.02.04.15 TV Sequoia Ltda.                               1,538           1,665
---------- ------------------------------------- --------------- ---------------
2.02.04.16 TV Tipuana Ltda.                               1,552           1,676
---------- ------------------------------------- --------------- ---------------
2.02.04.17 Other                                              0               0
---------- ------------------------------------- --------------- ---------------
2.02.04.18 Loans from stockholders                            0               0
---------- ------------------------------------- --------------- ---------------
2.02.05    Other                                        223,248         166,180
---------- ------------------------------------- --------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- ----------------------- ------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                      Registration
01437-0       ABRIL S.A.              44.597.052/0001-62
------------- ----------------------- ------------------------------------------

02.02 - BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- ------------------------------------- -------------- -------------
1 - CODE      2 - DESCRIPTION                       3 - 6.30.1999  4 - 3.31.1999
------------- ------------------------------------- -------------- -------------
2.02.05.01    Taxes and contributions payable                 953           412
------------- ------------------------------------- -------------- -------------
2.02.05.02    Provision for losses on subsidiaries'       222,295       165,768
              and affiliated companies' operations
------------- ------------------------------------- -------------- -------------
2.02.05.03    Deferred income tax                               0             0
------------- ------------------------------------- -------------- -------------
2.03          Deferred income                                   0             0
------------- ------------------------------------- -------------- -------------
2.05          Stockholders' equity                      (191,691)     (131,335)
------------- ------------------------------------- -------------- -------------
2.05.01       Paid-in capital                             131,703       131,703
------------- ------------------------------------- -------------- -------------
2.05.01.01    Capital                                     131,703       131,703
------------- ------------------------------------- -------------- -------------
2.05.02       Capital reserves                             25,673        25,673
------------- ------------------------------------- -------------- -------------
2.05.02.01    Investment grants                            25,673        25,673
------------- ------------------------------------- -------------- -------------
2.05.03       Revaluation reserves                              0             0
------------- ------------------------------------- -------------- -------------
2.05.03.01    Own assets                                        0             0
------------- ------------------------------------- -------------- -------------
2.05.03.02    Subsidiaries/Affiliated companies                 0             0
------------- ------------------------------------- -------------- -------------
2.05.04       Profit reserves                                   0             0
------------- ------------------------------------- -------------- -------------
2.05.04.01    Legal                                             0             0
------------- ------------------------------------- -------------- -------------
2.05.04.02    Statutory                                         0             0
------------- ------------------------------------- -------------- -------------
2.05.04.03    For contingencies                                 0             0
------------- ------------------------------------- -------------- -------------
2.05.04.04    Unrealized profits                                0             0
------------- ------------------------------------- -------------- -------------
2.05.04.05    Retention of profits                              0             0
------------- ------------------------------------- -------------- -------------
2.05.04.05.01 Retention of profits                              0             0
------------- ------------------------------------- -------------- -------------
2.05.04.06    Special for undistributed dividends               0             0
------------- ------------------------------------- -------------- -------------
2.05.04.07    Other profit reserves                             0             0
------------- ------------------------------------- -------------- -------------
2.05.05       Retained earnings/accumulated deficit     (349,067)     (288,711)
------------- ------------------------------------- -------------- -------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- -------------------- --------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME  3 - CNPJ - National Corporate
                                               Taxpayers' Registration
      01437-0  ABRIL S.A.           44.597.052/0001-62
-------------- -------------------- --------------------------------------------

03.01 - STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
1 - CODE   2 - DESCRIPTION             3 - 4.1.99 to 6.30.99  4 - 1.1.99 to 6.30.99  5 - 4.1.98 to 6.30.98  6 - 1.1.98 to 6.30.98
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.01       Gross sales of products
           and services                                   0                      0                252,304                426,708
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.02       Gross sales deductions                     (541)                  (953)                (7,088)               (11,568)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.03       Net sales of products
           and services                               (541)                  (953)                245,216                415,140
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.04       Cost of products
           and services sold                              0                      0               (76,576)              (134,470)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.05       Gross profit                               (541)                  (953)                168,640                280,670
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06       Operating income/expenses               (59,981)              (247,299)              (184,787)              (337,748)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.01    Selling                                        0                      0               (95,795)              (174,168)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.02    General and administrative                     0                      0               (48,815)               (90,506)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.03    Financial                                  (391)                (3,190)                (5,355)                  (910)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.03.01 Financial income                           4,055                  8,450                 10,707                 27,362
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.03.02 Financial expenses                       (4,446)               (11,640)               (16,062)               (28,272)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.04    Other operating income                  (59,147)              (227,535)                (6,900)               (12,315)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.04.01 Goodwill amortization                    (2,619)                (5,239)                (5,897)                (9,099)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.04.02 Provision for losses on
           subsidiaries' operations                (56,528)              (222,296)                (1,003)                (3,216)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.04.03 Other income                                   0                      0                      0                      0
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.05    Other operating expenses                   (275)                  (390)                (4,843)                (9,813)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.05.01 Exchange variations                        (275)                  (390)                (4,843)                (9,813)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.05.02 Provision for losses on
           subsidiaries' operations                       0                      0                      0                      0
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.05.03 Goodwill amortization                          0                      0                      0                      0
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.05.04 Other expenses                                 0                      0                      0                      0
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.06.06    Equity in results of
           subsidiaries and                           (168)               (16,184)               (23,079)               (50,036)
           affiliated companies
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.07       Operating expenses                      (60,522)              (248,252)               (16,147)               (57,078)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.08       Nonoperating income                            0                      0                 10,184                  7,173
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.08.01    Income                                         0                      0                  9,038                 14,786
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.18.02    Expenses                                       0                      0                  1,146                (7,613)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------
3.09       Loss before taxes/
           employee profit sharing                 (60,522)              (248,252)                (5,963)               (49,905)
---------- -------------------------- ---------------------- ---------------------- ---------------------- ----------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate
                                                  Taxpayers' Registration
    01437-0         ABRIL S.A.              44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

03.01 - STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

---------- ------------------------ ---------- ----------- ---------- ----------
3.10       Provision for income
           and social contribution          0           0          0          0
           taxes
---------- ------------------------ ---------- ----------- ---------- ----------
3.11       Deferred income tax            166         895        332      4,093
---------- ------------------------ ---------- ----------- ---------- ----------
3.12       Employee profit sharing/
           statutory contributions          0           0    (3,092)    (6,768)
---------- ------------------------ ---------- ----------- ---------- ----------
3.12.01    Profit sharing                   0           0    (3,092)    (6,768)
---------- ------------------------ ---------- ----------- ---------- ----------
3.12.01.01 Employee profit sharing          0           0    (3,092)    (6,768)
---------- ------------------------ ---------- ----------- ---------- ----------
3.12.02    Contributions                    0           0          0          0
---------- ------------------------ ---------- ----------- ---------- ----------
3.13       Reversal of interest
           on capital                       0           0          0          0
---------- ------------------------ ---------- ----------- ---------- ----------
3.15       Net income/loss
           for the period            (60,356)   (247,357)    (8,723)   (52,580)
---------- ------------------------ ---------- ----------- ---------- ----------
           NUMBER OF SHARES,
           FORMER TREASURY STOCK
           (thousand)                  15,906      15,906     19,344     19,344
---------- ------------------------ ---------- ----------- ---------- ----------
           EARNINGS PER SHARE               0           0          0          0
---------- ------------------------ ---------- ----------- ---------- ----------
           LOSS PER SHARE           (3.79454)  (15.55118)  (0.45094)  (2.71816)
---------- ------------------------ ---------- ----------- ---------- ----------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

1 - INTRODUCTION

In compliance with Instruction CVM No. 248 of 3.29.96, the financial statements for the three-month period ended June 30, 1999 were prepared in accordance with accounting practices emanating from Brazilian corporate law and supplementary provisions. The accounting practices and criteria were applied consistently with those adopted in preparing the financial statements of Abril S.A. for the last fiscal year.

As required in CVM's Guidance Opinion No. 29 of April 18, 1996, the Company is also presenting supplementary financial statements in constant purchasing power.


2 - LOANS AND FINANCING

On October 25, 1995, the Company raised funds in foreign markets by issuing Eurobonds in the amount of US$100 million dollars, equivalent to R$176,950 at the exchange rate of June 30, 1999. The principal of these bonds matures on October 25, 2003, and investors have the option to redeem them up to the limit of 99.99% of the principal on October 25, 1998. Interest thereon is 12% per year above exchange rate variation, payable semiannually in April 25 and October 25, having started on April 25, 1996.

On October 23, 1998, affiliate Abril Investiments Corporation invested in foreign markets US$97,925, equivalent to R$173,278 at the exchange rate of June 30, 1999, backed by the aforementioned Eurobonds. These bonds are kept in portfolio for future placement in the secondary market. As a consequence of this operation and as opted by the other investors, the redemption right established in the original contract was not exercised.

On November 26, 1996, subsidiary Tevecap S.A. raised funds in foreign markets in the amount of US$250 million dollars, equivalent to R$442,375 at the exchange rate of June 30, 1999, through the issuance of Senior Notes. The principal of these bonds, which are secured by Tevecap's subsidiaries, matures on November 26, 2004. Interest is 12.625% per year above exchange rate variation, payable semiannually in May 25 and November 25, having started on May 25, 1997.

Other foreign and local currency financing for fixed assets and working capital mature up to April 2002 and are secured by promissory notes and mortgages of the financed assets. Interest rates vary from 8.3% to 17.4% per year above the exchange rate variation defined in the respective contracts.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

3 - INCOME TAX

The amounts charged and credited to the Provision for Income Tax account for the three-month period ended June 30, 1999 are as follows:


                                                       COMPANY     CONSOLIDATED
                                                       -------     ------------

Provision for deferred income tax asset (tax loss)       895           895
                                                         ---           ---
Income tax credited to result                            895           895
                                                         ===           ===


4 - FINANCIAL INSTRUMENTS - CVM INSTRUCTION 235/95

Loans and financing are detailed in Note 2.

Except for the loan granted to affiliated company Televisao Show Time Ltda., which is not subject to interest, all other loans granted to or obtained from subsidiaries and affiliated companies under loan agreements are subject to market interest at prevailing market rates.

The market values of other financial instruments receivable and payable as of June 30, 1999 do not differ from those recorded in the financial statements.

Such operations are performed and controlled based on criteria periodically reviewed considering financial soundness, reliability and market profile of the entity with which they are carried out.


5 - PROCESSING OF DATES AFTER 1999 (UNAUDITED)

The Company's management established a specific project to make the computer systems year 2000 compliant and ensure that there will be no disruption of operations. This project includes, among other:

a)  Definition  of  human  and  financial  resources  and  appointment  of a Top
    Management member as responsible for its implementation, execution and control;

b) Establishment of a communication program to alert business partners and internal users to aspects of the year 2000 so as to make them aware of the risks involved and the solutions required;

c) An inventory of applications and production and corporate equipment which could be affected by this issue;

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

d) Applications acquired from external suppliers are guaranteed by them as to the correct treatment of dates subsequent to December 31, 1999. All systems are being tested and the measures taken by such suppliers are monitored;

e) In-house developed applications are being adjusted following a schedule defined based on their importance. The last adjustment is scheduled to be completed in 1999.



8 - SUBSEQUENT EVENTS

So as to generate the cash flow needed to support and expand its operations and business, Management has taken a series of actions, including the sale of non-strategic assets, cost reduction, and offering of new services and products, such as the recently launched @JATO, Internet access through the operator's cables. The following operations were carried out:

On  July  28,   1999,   upon   approval   of   ANATEL  -   National   Agency  of
Telecommunications, direct subsidiary Tevecap S.A. and indirect subsidiary TVACommunications Ltd. (TVAICO), executed the sales agreements dated May 18, 1999, and sold their total interest in subsidiaries and affiliated companies, as shown below, to Galaxy Latin America, DirectTV Latin America Inc. and Darlene Investments LLC, of Hughes Eletronics and the Cisneros Group respectively.

a)   Participations sold to Galaxy Latin America:

    a.1.100% of the participation in Galaxy do Brasil Ltda. (GLB), wholly-owned subsidiary and DirecTV's exclusive local operator in Brazil;

    a.2.100% of the participation in TVA Banda C Ltda. (TVA Banda C), TVA's operator for Band C services;

b)  Participations  sold to DirecTV Latin  America Inc. and Darlene  Investments
    LLC:

    b.1.10% of the participation in Galaxy Latin America, in which Tevecap has an indirect investment through its subsidiary TVA Communications Ltd. (TVAICO);

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

    b.2.25% of the participation in Surfin Ltd. (Surfin), a limited liability company engaged in financing of DirecTV's services throughout Latin America;

    b.3.The rights to promissory notes (CBC Notes) receivable from related company California Broadcast Center (CBC), a limited liability company of Delaware, US, the principal of which totals R$7,580 thousand; and

    b.4.CBC Unit  Acquisition  Class B Bonuses  (CBC  Bonuses),  dated April 11,
        1997, convertible into CBC shares, recorded under the cost method at zero.

The above operations total R$674,070, equivalent, on the closing date, to US$371,000, represented as follows:

a) The amount of R$315,056, equivalent to US$173,403, related to revenues from the sale of these assets, R$268,725 (US$147,903) of which in cash and R$46,331 (US$25,500) through a Promissory Note subject to London Inter-Bank Bid Rate (LIBID) interest above exchange variation, maturing on July 28, 2001;

b) The amount of R$359,014, equivalent to US$197,597, related to the absorption of debts of these companies. Of this total, the amount of R$53,724 (US$29,569) refers to loan to affiliated company Editora Abril S.A., which was settled immediately after closing of the operation.

In addition, as part of these agreements, on July 28, 1999, indirect subsidiary TVA Communications Ltd. used the funds obtained from these operations and invested in foreign markets the amount of US$131,201, equivalent to R$238,379, in Senior Notes issued by direct subsidiary Tevecap S.A. This investment was made with a negative goodwill of 35% of the face value of these Notes, equivalent to US$70,647. As a result of this investment, of the total amount of US$250,000 of Senior Notes issued, US$201,848 are kept in portfolio for future placement in the secondary market.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

In view of the above, as from this quarter, the financial statements of Galaxy do Brasil Ltda. and TVA Banda C Ltda. are no longer included in the consolidated financial statements, as established by CVM Instruction 247/96.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                        44.597.052/0001-62
------------------------ -------------------------------------------------------
--------------------------------------------------------------------------------
08.01--COMMENT ON THE COMPANY'S PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------


MARKET

Abril S.A.'s principal activity is participating in Pay TV companies. Its result for the three-month period ended June 30, 1999 consists basically of equity in results of subsidiaries and affiliated companies.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0        ABRIL S.A.              44.597.052/0001-62
-------------- ----------------------- -----------------------------------------
06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of Brazilian reais)
------------- -------------------------------- --------------- ---------------
1 - CODE      2 - DESCRIPTION                   3 - 6.30.1999   4 - 3.31.1999
------------- -------------------------------- --------------- ---------------
1             Total assets                            851,613         861,613
------------- -------------------------------- --------------- ---------------
1.01          Current assets                           64,505          60,734
------------- -------------------------------- --------------- ---------------
1.01.01       Cash and cash equivalents                 1,836           2,296
------------- -------------------------------- --------------- ---------------
1.01.01.01    Cash and banks                            1,834           2,294
------------- -------------------------------- --------------- ---------------
1.01.01.02    Short-term investments                        2               2
------------- -------------------------------- --------------- ---------------
1.01.02       Credits                                  23,420          17,764
------------- -------------------------------- --------------- ---------------
1.01.02.01    Accounts receivable                      23,420          17,764
------------- -------------------------------- --------------- ---------------
1.01.03       Inventories                              20,767          24,595
------------- -------------------------------- --------------- ---------------
1.01.03.01    Raw materials                            14,368          14,976
------------- -------------------------------- --------------- ---------------
1.01.03.02    Work in process                               0               0
------------- -------------------------------- --------------- ---------------
1.01.03.03    Finished products                             0               0
------------- -------------------------------- --------------- ---------------
1.01.03.04    Sundry materials                          6,399           9,619
------------- -------------------------------- --------------- ---------------
1.01.04       Other                                    18,482          16,079
------------- -------------------------------- --------------- ---------------
1.01.04.01    Advances to employees and other          16,665          11,599
------------- -------------------------------- --------------- ---------------
1.01.04.03    Offsettable taxes                         1,817           4,480
------------- -------------------------------- --------------- ---------------
1.02          Noncurrent assets                       250,218         255,773
------------- -------------------------------- --------------- ---------------
1.02.01       Sundry credits                              895             728
------------- -------------------------------- --------------- ---------------
1.02.01.01    Loans to stockholders                         0               0
------------- -------------------------------- --------------- ---------------
1.02.01.02    Recoverable income tax                      895             728
------------- -------------------------------- --------------- ---------------
1.02.02       Related-party transactions              240,072         244,564
------------- -------------------------------- --------------- ---------------
1.02.02.01    Affiliated companies                          0               0
------------- -------------------------------- --------------- ---------------
1.02.02.02    Subsidiaries                                  0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03    Other related companies                 240,072         244,564
------------- -------------------------------- --------------- ---------------
1.02.02.03.01 TVA Brasil Radioenlaces Ltda.            26,102          26,102
------------- -------------------------------- --------------- ---------------
1.02.02.03.02 Canbras TVA Cabo Ltda.                   10,336           9,772
------------- -------------------------------- --------------- ---------------
1.02.02.03.03 Prize Investments Limited                     0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.04 Televisao Show Time Ltda.                 3,001           3,001
------------- -------------------------------- --------------- ---------------
1.02.02.03.05 HBO Partners                                  0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.06 TV Manaca Ltda.                             447             412
------------- -------------------------------- --------------- ---------------
1.02.02.03.07 California Broadcast Center               7,636           7,940
------------- -------------------------------- --------------- ---------------
1.02.02.03.08 Canbras Participacoes Ltda.                 311             311
------------- -------------------------------- --------------- ---------------
1.02.02.03.09 IHK S.A.                                      0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.10 MTV Brasil Ltda.                              0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.11 SCP Elle                                      0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.12 Abril Musiclub Ltda.                          0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.13 Associacao Abril de Beneficios                0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.14 Parana Participacoes S/C Ltda.                0               0
------------- -------------------------------- --------------- ---------------
1.02.02.03.15 TVA Finco Ltd.                           15,932          15,932
------------- -------------------------------- --------------- ---------------
1.02.02.03.16 Abril Investments Corporation           173,072         175,426
------------- -------------------------------- --------------- ---------------
1.02.02.03.17 TVA Banda C Ltda.                             0           2,515
------------- -------------------------------- --------------- ---------------
1.02.02.03.19 Other                                     3,235           3,153
------------- -------------------------------- --------------- ---------------
1.02.03       Other                                     9,251          10,481
------------- -------------------------------- --------------- ---------------
1.02.03.01    Legal and compulsory deposits             3,950           2,979
------------- -------------------------------- --------------- ---------------
1.02.03.02    Tax incentives and other                  5,301           7,502
------------- -------------------------------- --------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- -------------------------- ---------------------------------------
1 - CVM CODE  2 - REGISTERED NAME        3 CNPJ - National Corporate Taxpayers'
                                         Registration
01437-0       ABRIL S.A.                 44.597.052/0001-62
------------- -------------------------- ---------------------------------------

06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of reais)

------------- ----------------------------------- --------------- --------------
1 - CODE      2 - DESCRIPTION                      3 - 6.30.1999   4 - 3.31.1999
------------- ----------------------------------- --------------- --------------
1.02.03.03    Prepaid expenses                                 0               0
------------- ----------------------------------- --------------- --------------
1.03          Permanent assets                           536,890         545,106
------------- ----------------------------------- --------------- --------------
1.03.01       Investments                                144,399         144,620
------------- ----------------------------------- --------------- --------------
1.03.01.01    In affiliated companies                          0               0
------------- ----------------------------------- --------------- --------------
1.03.01.02    In subsidiaries                             85,297          89,102
------------- ----------------------------------- --------------- --------------
1.03.01.02.01 Tevecap S.A.                                45,851          47,814
------------- ----------------------------------- --------------- --------------
1.03.01.02.02 TVA Sul Participacoes Ltda.                  9,205           9,863
------------- ----------------------------------- --------------- --------------
1.03.01.02.03 TVA Sistema de Televisao S.A.               17,469          18,197
------------- ----------------------------------- --------------- --------------
1.03.01.02.04 Other                                       12,772          13,228
------------- ----------------------------------- --------------- --------------
1.03.01.03    Other investments                           59,102          55,518
------------- ----------------------------------- --------------- --------------
1.03.01.03.01 Marketable securities                            0               0
------------- ----------------------------------- --------------- --------------
1.03.01.03.02 FISET                                            0               0
------------- ----------------------------------- --------------- --------------
1.03.01.03.03 FINAM                                           51              51
------------- ----------------------------------- --------------- --------------
1.03.01.03.04 Loans - Eletrobras                               0               0
------------- ----------------------------------- --------------- --------------
1.03.01.03.05 Other                                        6,148           2,564
------------- ----------------------------------- --------------- --------------
1.03.01.03.06 ITSA Intercontinental Telecom Ltda.          7,236           7,236
------------- ----------------------------------- --------------- --------------
1.03.01.03.07 Galaxy Latin America                        45,667          45,667
------------- ----------------------------------- --------------- --------------
1.03.02       Property, plant and equipment              309,562         314,731
------------- ----------------------------------- --------------- --------------
1.03.02.01    Land                                         1,890           1,890
------------- ----------------------------------- --------------- --------------
1.03.02.02    Buildings                                    1,760           1,800
------------- ----------------------------------- --------------- --------------
1.03.02.03    Installations                                1,537           1,596
------------- ----------------------------------- --------------- --------------
1.03.02.04    Industrial machinery and equipment               0               0
------------- ----------------------------------- --------------- --------------
1.03.02.05    Television equipment                       200,761         205,040
------------- ----------------------------------- --------------- --------------
1.03.02.06    Furniture and fixtures                       1,288           1,340
------------- ----------------------------------- --------------- --------------
1.03.02.07    Vehicles                                     1,627           1,751
------------- ----------------------------------- --------------- --------------
1.03.02.08    EDP equipment                                6,751           6,249
------------- ----------------------------------- --------------- --------------
1.03.02.09    Construction in progress                     3,321           3,575
------------- ----------------------------------- --------------- --------------
1.03.02.10    Cable installations                         86,838          87,422
------------- ----------------------------------- --------------- --------------
1.03.02.11    Other construction                           3,789           4,068
------------- ----------------------------------- --------------- --------------
1.03.03       Deferred charges                            82,929          85,755
------------- ----------------------------------- --------------- --------------
1.03.03.01    Restated cost                               82,929          85,755
------------- ----------------------------------- --------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0       ABRIL S.A.            44.597.052/0001-62
------------- --------------------- --------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

---------- ------------------------------------ --------------- ---------------
1 - CODE   2 - DESCRIPTION                       3 - 6.30.1999   4 - 3.31.1999
---------- ------------------------------------ --------------- ---------------
2          Total liabilities                           851,613         861,613
---------- ------------------------------------ --------------- ---------------
2.01       Current liabilities                         130,302         175,308
---------- ------------------------------------ --------------- ---------------
2.01.01    Loans and financing                          35,312          66,701
---------- ------------------------------------ --------------- ---------------
2.01.02    Debentures                                        0               0
---------- ------------------------------------ --------------- ---------------
2.01.03    Trade accounts payable                       45,740          56,553
---------- ------------------------------------ --------------- ---------------
2.01.04    Taxes and contributions payable              30,459          20,292
---------- ------------------------------------ --------------- ---------------
2.01.04.01 Income and social contribution
           taxes                                            37              85
---------- ------------------------------------ --------------- ---------------
2.01.04.02 Other taxes and contributions
           payable                                      30,422          20,207
---------- ------------------------------------ --------------- ---------------
2.01.05    Dividends payable                                 0               0
---------- ------------------------------------ --------------- ---------------
2.01.06    Accrued liabilities                               0          19,612
---------- ------------------------------------ --------------- ---------------
2.01.06.01 Dividends/interest on
           capital payable                                   0          19,612
---------- ------------------------------------ --------------- ---------------
2.01.07    Related-party transactions                        0               0
---------- ------------------------------------ --------------- ---------------
2.01.08    Other                                        18,791          12,150
---------- ------------------------------------ --------------- ---------------
2.01.08.01 Salaries, profit sharing and                  4,799           5,436
           payroll taxes
---------- ------------------------------------ --------------- ---------------
2.01.08.02 Advances received                             1,810           2,049
---------- ------------------------------------ --------------- ---------------
2.01.08.03 Royalties and copyrights payable                  0               0
---------- ------------------------------------ --------------- ---------------
2.01.08.04 Other accounts payable                        6,806           4,665
---------- ------------------------------------ --------------- ---------------
2.01.08.05 Advances received                             5,376               0
---------- ------------------------------------ --------------- ---------------
2.02       Long-term liabilities                     1,052,348         922,498
---------- ------------------------------------ --------------- ---------------
2.02.01    Loans and financing                         640,360         623,479
---------- ------------------------------------ --------------- ---------------
2.02.02    Debentures                                        0               0
---------- ------------------------------------ --------------- ---------------
2.02.03    Accrued liabilities                               0               0
---------- ------------------------------------ --------------- ---------------
2.02.04    Related-party transactions                  242,435         169,282
---------- ------------------------------------ --------------- ---------------
2.02.04.01 Editora Abril S.A.                          221,840         154,623
---------- ------------------------------------ --------------- ---------------
2.02.04.02 Editora Caras S.A.                                0               0
---------- ------------------------------------ --------------- ---------------
2.02.04.03 TV Cambara Ltda.                              1,115           1,207
---------- ------------------------------------ --------------- ---------------
2.02.04.04 TV Cerejeira Ltda.                            1,517           1,640
---------- ------------------------------------ --------------- ---------------
2.02.04.05 TV Eucalipto Ltda.                                0               0
---------- ------------------------------------ --------------- ---------------
2.02.04.06 TV Jacaranda Ltda.                                0               0
---------- ------------------------------------ --------------- ---------------
2.02.04.07 TV Jatoba Ltda.                               1,648           1,703
---------- ------------------------------------ --------------- ---------------
2.02.04.08 TV Manaca Ltda.                                   0               0
---------- ------------------------------------ --------------- ---------------
2.02.04.09 TV Mogno Ltda.                                1,585           1,712
---------- ------------------------------------ --------------- ---------------
2.02.04.10 TV Quaresmeira Ltda.                          1,569           1,695
---------- ------------------------------------ --------------- ---------------
2.02.04.11 TV Sequoia Ltda.                              1,538           1,665
---------- ------------------------------------ --------------- ---------------
2.02.04.12 TV Tipuana Ltda.                              1,551           1,676
---------- ------------------------------------ --------------- ---------------
2.02.04.13 Galaxy do Brasil Ltda.                        6,389               0
---------- ------------------------------------ --------------- ---------------
2.02.04.14 Canbras Communication Corporation                 0               0
---------- ------------------------------------ --------------- ---------------
2.02.04.15 Gracia Consultoria e
           Investimentos, Lda                                0               0
---------- ------------------------------------ --------------- ---------------
2.02.04.16 TVA Network Participacoes S.A.                3,683           3,361
---------- ------------------------------------ --------------- ---------------
2.02.04.17 Other                                             0               0
---------- ------------------------------------ --------------- ---------------
2.02.05    Other                                       169,553         129,737
---------- ------------------------------------ --------------- ---------------
2.02.05.01 Loans from stockholders                           0               0
---------- ------------------------------------ --------------- ---------------
2.02.05.02 Taxes and contributions payable               2,176           1,631
---------- ------------------------------------ --------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                               Registration
    01437-0         ABRIL S.A.                44.597.052/0001-62
------------- --------------------- --------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- ------------------------------------- -------------- -------------
1 - CODE      2 - DESCRIPTION                       3 - 6.30.1999  4 - 3.31.1999
------------- ------------------------------------- -------------- -------------
2.02.05.03    Provision for losses on subsidiaries'
              and affiliated companies' operations       159,040        120,167
------------- ------------------------------------- -------------- -------------
2.02.05.04    Deferred income tax                              0              0
------------- ------------------------------------- -------------- -------------
2.02.05.05    Other                                        8,337          7,939
------------- ------------------------------------- -------------- -------------
2.03          Deferred income                                  0              0
------------- ------------------------------------- -------------- -------------
2.04          Minority interest                        (139,346)      (104,858)
------------- ------------------------------------- -------------- -------------
2.05          Stockholders' equity                     (191,691)      (131,335)
------------- ------------------------------------- -------------- -------------
2.05.01       Paid-in capital                            131,703        131,703
------------- ------------------------------------- -------------- -------------
2.05.02       Capital reserves                            25,673         25,673
------------- ------------------------------------- -------------- -------------
2.05.03       Revaluation reserves                             0              0
------------- ------------------------------------- -------------- -------------
2.05.03.01    Own assets                                       0              0
------------- ------------------------------------- -------------- -------------
2.05.03.02    Subsidiaries/Affiliated companies                0              0
------------- ------------------------------------- -------------- -------------
2.05.04       Profit reserves                                  0              0
------------- ------------------------------------- -------------- -------------
2.05.04.01    Legal                                            0              0
------------- ------------------------------------- -------------- -------------
2.05.04.02    Statutory                                        0              0
------------- ------------------------------------- -------------- -------------
2.05.04.03    For contingencies                                0              0
------------- ------------------------------------- -------------- -------------
2.05.04.04    Unrealized profits                               0              0
------------- ------------------------------------- -------------- -------------
2.05.04.05    Retention of profits                             0              0
------------- ------------------------------------- -------------- -------------
2.05.04.05.01 Retention of profits                             0              0
------------- ------------------------------------- -------------- -------------
2.05.04.06    Special for undistributed dividends              0              0
------------- ------------------------------------- -------------- -------------
2.05.04.07    Other profit reserves                            0              0
------------- ------------------------------------- -------------- -------------
2.05.05       Retained earnings/accumulated deficit    (349,067)      (288,711)
------------- ------------------------------------- -------------- -------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
     01437-0        ABRIL S.A.             Registration
                                                  44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

07.01 - CONSOLIDATED STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
1 - CODE   2 - DESCRIPTION                                    3 - 1.1.1999 to   4 - 1.1.1999 to   5 - 4.1.1998 to   6 - 4.1.1998 to
                                                                    6.30.1999         6.30.1999         6.30.1998         6.30.1998
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.01       Gross sales of products and services                        61,594           118,109           492,693           877,974
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.02       Gross sales deductions                                     (6,365)          (10,997)          (20,367)          (36,343)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.03       Net sales of products and services                          55,229           107,112           472,326           841,631
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.04       Cost of products and services sold                        (47,220)          (94,994)         (223,056)         (417,683)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.05       Gross profit                                                 8,009            12,118           249,270           423,948
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06       Operating income/expenses                                (102,666)         (404,688)         (274,789)         (510,695)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.01    Selling                                                    (7,061)          (10,911)         (147,719)         (279,260)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.02    General and administrative                                (10,676)          (21,419)          (86,412)         (165,057)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.03    Financial                                                 (34,661)          (62,215)          (20,890)          (30,000)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.03.01 Financial income                                             4,969            13,917             3,320            29,887
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.03.02 Financial expenses                                        (39,630)          (76,132)          (24,210)          (59,887)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.04    Other operating income                                    (50,268)         (310,143)          (19,275)          (35,320)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.04.01 Goodwill amortization                                      (3,804)           (7,608)           (6,595)          (10,480)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.04.02 Provision for losses on subsidiaries' operations          (35,291)         (129,396)                 0                 0
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.04.03 Other income                                                     0                 0                 0                 0
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.04.04 Exchange variations                                       (11,173)         (173,139)          (12,680)          (24,840)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.05    Other operating expenses                                         0                 0                 0                 0
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.05.01 Exchange variations                                              0                 0                 0                 0
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.05.02 Provision for losses on subsidiaries' operations                 0                 0                 0                 0
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.05.03 Goodwill amortization                                            0                 0                 0                 0
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.05.04 Other expenses                                                   0                 0                 0                 0
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.06.06    Equity in results of subsidiaries and
           affiliated companies                                             0                 0             (493)           (1,058)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.07       Operating expenses                                        (94,657)         (392,570)          (25,519)          (86,747)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.08       Nonoperating expenses (income)                               (352)           (1,233)             9,898             7,472
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.08.01    Income                                                           0                 0             8,704            16,823
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------
3.08.02    Expenses                                                     (352)           (1,233)             1,194           (9,351)
---------- ------------------------------------------------- ----------------- ----------------- ----------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
01437-0        ABRIL S.A.             Registration
                                      44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

07.01 - CONSOLIDATED STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
1 - CODE    2 - DESCRIPTION                                   3 - 1.1.1999 to   4 - 1.1.1999 to   5 - 1.1.1998 to   6 - 1.1.1998 to
                                                                    3.31.1999         3.31.1999         3.31.1998         3.31.1998
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.09        Income (loss) before taxes/employee profit
            sharing                                                  (95,009)         (393,803)          (15,621)          (79,275)
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.10        Provision for income and social contribution
            taxes                                                           0                 0           (4,205)           (6,732)
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.11        Deferred income tax                                           166               895               349             7,225
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.12        Employee profit sharing/statutory contributions                 0                 0           (3,652)           (7,529)
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.12.01     Profit sharing                                                  0                 0           (3,652)           (7,529)
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.12.01.01  Employee profit sharing                                         0                 0           (3,652)           (7,529)
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.12.02     Contributions                                                   0                 0                 0                 0
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.13        Reversal of interest on capital                                 0                 0                 0                 0
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.14        Minority interest                                          34,488           145,551            14,406            33,731
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
3.15        Net income/loss for the period                           (60,355)         (247,357)           (8,723)          (52,580)
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
            NUMBER OF SHARES, FORMER TREASURY STOCK
            (thousand)                                                 15,906            15,906            19,344            19,344
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
            EARNINGS PER SHARE                                                                                  0
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------
            LOSS PER SHARE                                          (3.79448)        (15.55118)         (0.45094)         (2.71816)
----------- ------------------------------------------------ ----------------- ----------------- ----------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                        44.597.052/0001-62
------------------------ -------------------------------------------------------
--------------------------------------------------------------------------------
08.01--COMMENT ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

MARKET

     Abril S.A. and its subsidiaries operate solely in providing of Pay TV services.

     This area, through TVA, presently with 313,000 subscribers, presented a reduction of 1.6% as compared to the same period of the previous year.

ADMINISTRATIVE COSTS AND EXPENSES

    The increase in administrative costs and expenses, as compared to the same period of the previous year was mainly due to the increase in depreciation expenses, amortization of deferred charges and programming costs of Tevecap and its subsidiaries in view of the expansion of its operations.


INVESTMENTS

     Disbursements expected for 1999 amount to R$82.5 million which will be invested in the following:

    - acquisition of Pay TV broadcasting and reception equipment.
    - new installations, furniture and fixtures.

     To  date,   R$60.7  million  of  the  total  amount  has  been   disbursed.
     Approximately R$12.1 million is expected to be disbursed in the next quarter.


FINANCIAL FLOW

For the quarter, the Company and its subsidiaries had a bank indebtedness balance of R$675.7 million, 94.7% of which is represented by long-term debts. However, the Company has a loan receivable from the affiliated company Abril Investments Corporation (AICO) as described in Note 2. Therefore, its net indebtedness amounts to R$500.8 million.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18.02 - COMMENT ON CONSOLIDATED PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

--------------- --------------------- ------------------------------------------
1 - CVM CODE    2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                      Registration
01437-0         ABRIL S.A.            44.597.052/0001-62
--------------- --------------------- ------------------------------------------

09.01 - INVESTMENTS IN SUBSIDIARIES AND/OR AFFILIATED COMPANIES

--------------------------------------------------------------------------------
1 - ITEM    2 - REGISTERED NAME OF SUBSIDIARY/AFFILIATED COMPANY

     01                         TEVECAP S.A.
--------------------------------------------------------------------------------
3 -  CNPJ  -  National  Corporate     4 - CLASSIFICATION
              Taxpayers' Registration

                57.574.170/0001-05        CLOSELY-HELD SUBSIDIARY
--------------------------------------------------------------------------------
5 - % INTEREST                       6 - % STOCKHOLDERS'
      IN CAPITAL OF                      EQUITY OF INVESTOR
      INVESTEE

       62.16                                   0.00
--------------------------------------------------------------------------------
7 - TYPE OF COMPANY            8 - NUMBER OF SHARES HELD IN THE CURRENT QUARTER
                                                 (THOUSAND)

COMMERCIAL, INDUSTRIAL AND OTHER            140,701

--------------------------------------------------------------------------------
9 - NUMBER OF SHARES HELD IN THE PRIOR QUARTER
                 (THOUSAND)

            140,701
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


--------------------------------------------------------------------------------
    01437-0 ABRIL S.A.                                      44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
17.01 - REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS - UNQUALIFIED
--------------------------------------------------------------------------------

To the Board of Directors of

         Abril S.A.


(1) We have reviewed the quarterly information of ABRIL S.A. (a Brazilian corporation) which includes the balance sheet as of June 30, 1999, the statement of operations for the quarter then ended, the performance report and relevant information.


(2) Our review was conducted in accordance with specific standards established by the Brazilian Institute of Accountants - IBRACON, together with the Federal Accounting Council, and consisted principally of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas as to the principal criteria adopted in the preparation of the quarterly information, and (b) review of information and subsequent events which had or could have had a relevant effect on the financial position and results of operations of the Company.


(3) Based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission -CVM, specifically applicable to the preparation of mandatory quarterly information.


(4) Also based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to in paragraph 1 above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission - CVM, specifically applicable to the preparation of voluntary quarterly information in constant purchasing power currency.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


--------------------------------------------------------------------------------
         01437-0 ABRIL S.A.                                 44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
17.01 - REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS - UNQUALIFIED
--------------------------------------------------------------------------------


(5) The balance sheet as of March 31, 1999, presented for comparative purposes, had been audited by us and our report thereon, dated August 31, 1999, was issued without qualification. The statement of operations for the quarter and the six-month period ended June 30, 1998, presented for comparative purposes, had also been previously reviewed by us and our report thereon, dated September 15, 1998, was issued without qualification.

Sao Paulo, September 3, 1999




                                          ARTHUR ANDERSEN S/C



                                          Marco Antonio Brandao Simurro
                                          Engagement Partner

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
18.02 - COMMENT ON THE SUBSIDIARY/AFFILIATED COMPANY PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Subsidiary/Affiliated Company :    TEVECAP S.A.
--------------------------------------------------------------------------------

See comment on consolidated performance.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
18.02 - COMMENT ON THE SUBSIDIARY/AFFILIATED COMPANY PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Subsidiary/Affiliated Company :    TEVECAP S.A.
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
18.02 - COMMENT ON THE SUBSIDIARY/AFFILIATED COMPANY PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Subsidiary/Affiliated Company :    TEVECAP S.A.
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                Date - 6.30.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- -------------------- ---------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME  3 - CNPJ - National Corporate Taxpayers'
                                   Registration
01437-0       ABRIL S.A.           44.597.052/0001-62
------------- -------------------- ---------------------------------------------

CONTENTS

---------- ---------- --------------------------------------------- -----------
  GROUP      TABLE    DESCRIPTION                                      PAGE
---------- ---------- --------------------------------------------- -----------
   01         01      IDENTIFICATION                                    1
---------- ---------- --------------------------------------------- -----------
   01         02      HEAD OFFICE                                       1
---------- ---------- --------------------------------------------- -----------
   01         03      DIRECTOR OF MARKET RELATIONS
                      (Address for correspondence with Company)         1
---------- ---------- --------------------------------------------- -----------
   01         04      QUARTERLY INFORMATION REFERENCE                   1
---------- ---------- --------------------------------------------- -----------
   01         05      COMPOSITION OF CAPITAL                            2
---------- ---------- --------------------------------------------- -----------
   01         06      CHARACTERISTICS OF THE COMPANY                    2
---------- ---------- --------------------------------------------- -----------
   01         07      COMPANIES NOT INCLUDED IN THE CONSOLIDATED
                      FINANCIAL STATEMENTS                              2
---------- ---------- --------------------------------------------- -----------
   01         08      CASH DIVIDENDS                                    2
---------- ---------- --------------------------------------------- -----------
   01         09      SUBSCRIBED CAPITAL  AND CHANGES IN THE
                      CURRENT YEAR                                      3
---------- ---------- --------------------------------------------- -----------
   01         10      DIRECTOR OF MARKET RELATIONS                      3
---------- ---------- --------------------------------------------- -----------
   02         01      BALANCE SHEET - ASSETS                            4
---------- ---------- --------------------------------------------- -----------
   02         02      BALANCE SHEET - LIABILITIES AND
                      STOCKHOLDERS' EQUITY                              6
---------- ---------- --------------------------------------------- -----------
   03         01      STATEMENT OF OPERATIONS                           8
---------- ---------- --------------------------------------------- -----------
   04         01      NOTES TO THE QUARTERLY INFORMATION                10
---------- ---------- --------------------------------------------- -----------
   05         01      COMMENT ON THE COMPANY'S
                      PERFORMANCE IN THE QUARTER                        15
---------- ---------- --------------------------------------------- -----------
   06         01      CONSOLIDATED BALANCE SHEET - ASSETS               16
---------- ---------- --------------------------------------------- -----------
   06         02      CONSOLIDATED BALANCE SHEET -
                      LIABILITIES AND STOCKHOLDERS' EQUITY              18
---------- ---------- --------------------------------------------- -----------
   07         01      CONSOLIDATED STATEMENT OF OPERATIONS              20
---------- ---------- --------------------------------------------- -----------
   08         01      COMMENT ON CONSOLIDATED PERFORMANCE
                      IN THE QUARTER                                    22
---------- ---------- --------------------------------------------- -----------
   09         01      INVESTMENTS IN SUBSIDIARIES
                      AND/OR AFFILIATED COMPANIES                       24
---------- ---------- --------------------------------------------- -----------
   17         01      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS          25
---------- ---------- --------------------------------------------- -----------
                                                     TEVECAP S.A.
---------- ---------- --------------------------------------------- -----------
   18         02      COMMENT ON SUBSIDIARY/
                      AFFILIATED COMPANY PERFORMANCE                  27/29
---------- ---------- --------------------------------------------- -----------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


--------------------------------------------------------------------------------
THE REGISTRATION WITH CVM DOES NOT IMPLY ANY EVALUATION OF THE COMPANY AND ITS MANAGERS ARE RESPONSIBLE FOR THE VERACITY OF THE INFORMATION PROVIDED.
--------------------------------------------------------------------------------

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME      3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0       ABRIL S.A.               44.597.052/0001-62
--------------------------------------------------------------------------------
4 - NIRE - REGISTRATION NUMBER
35.3.0013516-4
--------------------------------------------------------------------------------

01.02 - HEAD OFFICE

----------------------------------------------------- --------------------------
1 - FULL ADDRESS                                         2 - SUBURB OR DISTRICT
Av. Otaviano Alves de Lima, 7.221                             Freguesia do O
----------------------------------------------------- --------------------------
3 - ZIP CODE          4 - MUNICIPALITY                               5 - STATE
05425-902             Sao Paulo                                          SP
--------------- --------------- ---------------- --------------- ---------------
6 - AREA CODE   7 - TELEPHONE   8 - TELEPHONE    9 - TELEPHONE   10 - TELEX
011             3037-2010                 -                -
--------------- --------------- ---------------- --------------- ---------------
11 - AREA CODE  12 - FAX        13 - FAX         14 - FAX
011             3037-2040                 -                -
--------------- --------------- ---------------- --------------- ---------------
15 - E-MAIL

------------------------------- ---------------- --------------- ---------------

01.03 - DIRECTOR OF MARKET RELATIONS (Address for correspondence with Company)

--------------------------------------------------------------------------------
1 - NAME
Jose Augusto Pinto Moreira
--------------------------------------------------------------------------------
2 - FULL ADDRESS                 3 - SUBURB OR DISTRICT
    Av. Nacoes Unidas, 7.221         Pinheiros
--------------------- ----------------------------------------------------------
4 - ZIP CODE          5 - MUNICIPALITY                               6 - STATE
05425-902             Sao Paulo                                            SP
--------------- --------------- --------------- --------------- ----------------
7 - AREA CODE   8 - TELEPHONE   9 - TELEPHONE   10 - TELEPHONE  11 - TELEX
011             3037-2010                 -              -
--------------- --------------- --------------- --------------- ----------------
12 - AREA CODE  13 - FAX        14 - FAX        15 - FAX
011             3037-2040                 -              -
--------------------------------------------------------------------------------
16 - E-MAIL

--------------------------------------------------------------------------------

01.04 - REFERENCE/INDEPENDENT PUBLIC ACCOUNTANT

----------------------------- -------------------------------------------- ------------------------------------------
        CURRENT YEAR                        CURRENT QUARTER                              PRIOR QUARTER
----------------------------- -------------------------------------------- ------------------------------------------
 1 - BEGINNING     2 - END     3 - QUARTER     4 - BEGINNING    5 - END     6 - QUARTER    7 - BEGINNING    8 -END
----------------- ----------- --------------- ---------------- ----------- --------------- -------------- -----------
    1.1.1999      12.31.1999        2            4.1.1999      6.30.1999         1           1.1.1999     3.31.1999
----------------- ----------- --------------- ---------------- ----------- --------------- -------------- -----------

------------------------------------------------ -------------------------------
9 - NAME OF INDEPENDENT PUBLIC ACCOUNTANT        10 - CVM CODE
Arthur Andersen S/C                              00283 - 6
------------------------------------------------ -------------------------------
11 - NAME OF RESPONSIBLE ACCOUNTANT              12 CPF - Individual Taxpayers'
                                                 Registration
Marco Antonio Brandao Simurro                    755.400.708-44
------------------------------------------------ -------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0        ABRIL S.A.              44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

01.05 - COMPOSITION OF CAPITAL

-------------------------- ----------------------- ---------------------------- -------------------------------------
    Number of Shares        1 - CURRENT QUARTER         2 - PRIOR QUARTER         3 - SAME QUARTER OF THE PREVIOUS
                                                                                                YEAR
       (Thousand)                6.30.1999                  3.31.1999                        6.30.1999
-------------------------- ----------------------- ---------------------------- -------------------------------------
Paid-up Capital
-------------------------- ----------------------- ---------------------------- -------------------------------------
      1 - Common                    5,302                        5,302                            8,277
-------------------------- ----------------------- ---------------------------- -------------------------------------
      2 - Preferred                10,604                       10,604                           11,067
-------------------------- ----------------------- ---------------------------- -------------------------------------
      3 - Total                    15,906                       15,906                           19,344
---------------------------------------------------------------------------------------------------------------------
Treasury Stock
-------------------------- ----------------------- ---------------------------- -------------------------------------
      4 - Common                        0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------
      5 - Preferred                     0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------
      6 - Total                         0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------

01.06 - CHARACTERISTICS OF THE COMPANY

--------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Commercial, Industrial and Other
--------------------------------------------------------------------------------
2 - SITUATION
Operational
--------------------------------------------------------------------------------
3 - NATURE OF CONTROLLING INTEREST
Local Private
--------------------------------------------------------------------------------
4 - ACTIVITY CODE
1070000 - Publishing and Printing
--------------------------------------------------------------------------------
5 - MAIN ACTIVITY
Publishing of Magazines and Periodicals
--------------------------------------------------------------------------------
6 - TYPE OF CONSOLIDATION
Partial
--------------------------------------------------------------------------------
7 - TYPE OF REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
Unqualified
--------------------------------------------------------------------------------

01.07 - COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

----------- ----------------------------------------- --------------------------
1 - ITEM    2 - CNPJ - National Corporate Taxpayers'  3 - REGISTERED NAME
            Registration
----------- ----------------------------------------- --------------------------
01          00.497.373/0001-10                        Galaxy Brasil Ltda.
----------- ----------------------------------------- --------------------------
02          01.785.998/0001-40                        TVA Banda C Ltda.
----------- ----------------------------------------- --------------------------

01.08 - CASH DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER

----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
1 - ITEM    2 - EVENT     3 - APPROVAL    4 - DIVIDEND          5 - BEGINNING    6 - TYPE OF      7 - EARNINGS PER
                          DATE                                   OF PAYMENT         SHARES              SHARE
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
01          ASM           5.28.1999       Interest on Capital  6.10.1999        Registered         1,0138000000
                                                                                common
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
02          ASM           5.28.1999       Interest on Capital  6.10.1999        Registered         1,0138000000
                                                                                preferred A
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
03          ASM           5.28.1999       Interest on Capital  6.10.1999        Registered         1,0138000000
                                                                                preferred B
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- ---------------------- -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0       ABRIL S.A.             44.597.052/0001-62
------------- ---------------------- -------------------------------------------

01.09 - SUBSCRIBED CAPITAL AND CHANGES IN THE CURRENT YEAR

-------- ----------- --------------------- -------------------- --------------------- --------------------------- ------------------
1 - ITEM 2 - DATE OF 3 - AMOUNT OF CAPITAL 4 - AMOUNT OF CHANGE 5 - ORIGIN OF CHANGE  7 - NUMBER OF SHARES ISSUED 8 - PRICE OF SHARE
             CHANGE       (R$ thousand)        (R$ thousand)                                   (Thousand)         UPON ISSUANCE (R$)
-------- ----------- --------------------- -------------------- --------------------- --------------------------- ------------------
   01      1.30.1999         131,703              (28,468)          Partial spin- off               0                 0.0000000000
-------- ----------- --------------------- -------------------- --------------------- --------------------------- ------------------

01.10 - DIRECTOR OF MARKET RELATIONS

---------------------- ---------------------------------------------------------
1 - DATE               2 - SIGNATURE
9.3.1999
---------------------- ---------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- ---------------------- -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0       ABRIL S.A.             44.597.052/0001-62
------------- ---------------------- -------------------------------------------

02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

------------- ------------------------------- ---------------- ----------------
1 - CODE      2 - DESCRIPTION                  3 - 6.30.1999    4 - 3.31.1999
------------- ------------------------------- ---------------- ----------------
1             Total assets                           259,509          268,556
------------- ------------------------------- ---------------- ----------------
1.01          Current assets                           1,261            4,076
------------- ------------------------------- ---------------- ----------------
1.01.01       Cash and cash equivalents                    0                0
------------- ------------------------------- ---------------- ----------------
1.01.01.01    Cash and banks                               0                0
------------- ------------------------------- ---------------- ----------------
1.01.01.02    Short-term investments                       0                0
------------- ------------------------------- ---------------- ----------------
1.01.02       Credits                                    873              880
------------- ------------------------------- ---------------- ----------------
1.01.02.01    Accounts receivable                        873              880
------------- ------------------------------- ---------------- ----------------
1.01.03       Inventories                                  0                0
------------- ------------------------------- ---------------- ----------------
1.01.03.01    Raw materials                                0                0
------------- ------------------------------- ---------------- ----------------
1.01.03.02    Work in process                              0                0
------------- ------------------------------- ---------------- ----------------
1.01.03.03    Finished products                            0                0
------------- ------------------------------- ---------------- ----------------
1.01.03.04    Sundry materials                             0                0
------------- ------------------------------- ---------------- ----------------
1.01.04       Other                                      388            3,196
------------- ------------------------------- ---------------- ----------------
1.01.04.01    Advances to employees and other              0                0
------------- ------------------------------- ---------------- ----------------
1.01.04.03    Offsettable taxes                         3880            3,196
------------- ------------------------------- ---------------- ----------------
1.01.04.04    Other credits                                0                0
------------- ------------------------------- ---------------- ----------------
1.02          Noncurrent assets                      187,334          190,489
------------- ------------------------------- ---------------- ----------------
1.02.01       Sundry credits                             895              734
------------- ------------------------------- ---------------- ----------------
1.02.01.01    Loans to stockholders                        0                0
------------- ------------------------------- ---------------- ----------------
1.02.01.02    Recoverable income tax                     895              734
------------- ------------------------------- ---------------- ----------------
1.02.02       Related-party transactions             186,439          189,755
------------- ------------------------------- ---------------- ----------------
1.02.02.01    Affiliated companies                         0                0
------------- ------------------------------- ---------------- ----------------
1.02.02.02    Subsidiaries                             8,475            8,152
------------- ------------------------------- ---------------- ----------------
1.02.02.03    Other related companies                177,964          181,603
------------- ------------------------------- ---------------- ----------------
1.02.02.03.02 Abril Investments Corporation          173,072          176,792
------------- ------------------------------- ---------------- ----------------
1.02.02.03.03 Televisao Show Time Ltda.                3,001            3,024
------------- ------------------------------- ---------------- ----------------
1.02.02.03.04 Other                                    1,891            1,787
------------- ------------------------------- ---------------- ----------------
1.02.03       Other                                        0                0
------------- ------------------------------- ---------------- ----------------
1.02.03.01    Legal and compulsory deposits                0                0
------------- ------------------------------- ---------------- ----------------
1.03          Permanent assets                        70,914           73,991
------------- ------------------------------- ---------------- ----------------
1.03.01       Investments                             70,914           73,991
------------- ------------------------------- ---------------- ----------------
1.03.01.01    In affiliated companies                      0                0
------------- ------------------------------- ---------------- ----------------
1.03.01.02    In subsidiaries                         70,863           73,940
------------- ------------------------------- ---------------- ----------------
1.03.01.02.03 Abril Investments Corporation                0                0
------------- ------------------------------- ---------------- ----------------
1.03.01.02.05 Abril Video da Amazonia S.A.                 0                0
------------- ------------------------------- ---------------- ----------------
1.03.01.02.06 Dinap S.A. Distrib.
              Nac. de Publicacoes                          0                0
------------- ------------------------------- ---------------- ----------------
1.03.01.02.07 Editora Novo Continente S.A.                 0                0
------------- ------------------------------- ---------------- ----------------
1.03.01.02.08 Listel Listas Telefonicas S.A.               0                0
------------- ------------------------------- ---------------- ----------------
1.03.01.02.10 Reasa Representacao
              de Assinaturas S.A.                          0                0
------------- ------------------------------- ---------------- ----------------
1.03.01.02.11 Tevecap S.A.                            58,262           60,534
------------- ------------------------------- ---------------- ----------------
1.03.01.02.12 TVA Continental S.A.                       833              758
------------- ------------------------------- ---------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- ---------------------- -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0       ABRIL S.A.             44.597.052/0001-62
------------- ---------------------- -------------------------------------------

02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

------------- --------------------------------- ---------------- ---------------
1 - CODE      2 - DESCRIPTION                    3 - 6.30.1999    4 - 3.31.1999
------------- --------------------------------- ---------------- ---------------
1.03.01.02.13 TVA Sul Participacoes S.A                 11,768           12,648
------------- --------------------------------- ---------------- ---------------
1.03.01.02.14 Abril Musiclub Ltda.                           0                0
------------- --------------------------------- ---------------- ---------------
1.03.01.02.15 Other                                          0                0
------------- --------------------------------- ---------------- ---------------
1.03.01.03    Other investments                             51               51
------------- --------------------------------- ---------------- ---------------
1.03.01.03.01 Marketable securities                          0                0
------------- --------------------------------- ---------------- ---------------
1.03.01.03.02 FISET                                          0                0
------------- --------------------------------- ---------------- ---------------
1.03.01.03.03 FINAM                                         51               51
------------- --------------------------------- ---------------- ---------------
1.03.01.03.04 Audiovisual incentive investments              0                0
------------- --------------------------------- ---------------- ---------------
1.03.02       Property, plant and equipment                  0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.01    Land                                           0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.02    Buildings                                      0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.03    Installations                                  0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.04    Machinery and equipment                        0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.05    Furniture and fixtures                         0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.06    Vehicles                                       0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.07    EDP equipment                                  0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.08    Construction in progress                       0                0
------------- --------------------------------- ---------------- ---------------
1.03.02.09    Other construction                             0                0
------------- --------------------------------- ---------------- ---------------
1.03.03       Deferred charges                               0                0
------------- --------------------------------- ---------------- ---------------
1.03.03.01    Restated cost                                  0                0
------------- --------------------------------- ---------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                      Registration
01437-0        ABRIL S.A.             44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

02.02 - BALANCE SHEET - LIABILITIES  AND  STOCKHOLDERS'  EQUITY
        (in thousands of Brazilian reais)

---------- --------------------------------- ---------------- ----------------
1 - CODE   2 - DESCRIPTION                    3 - 6.30.1999    4 - 3.31.1999
---------- --------------------------------- ---------------- ----------------
2          Total liabilities                        259,509          268,556
---------- --------------------------------- ---------------- ----------------
2.01       Current liabilities                        3,834           28,779
---------- --------------------------------- ---------------- ----------------
2.01.01    Loans and financing                        3,834            9,014
---------- --------------------------------- ---------------- ----------------
2.01.01.01 Financing                                  3,834            9,014
---------- --------------------------------- ---------------- ----------------
2.01.02    Debentures                                     0                0
---------- --------------------------------- ---------------- ----------------
2.01.03    Trade accounts payable                         0                0
---------- --------------------------------- ---------------- ----------------
2.01.04    Taxes and contributions payable                0                0
---------- --------------------------------- ---------------- ----------------
2.01.04.01 Income and social contribution
           taxes                                          0                0
---------- --------------------------------- ---------------- ----------------
2.01.04.02 Other taxes and contributions
           payable                                        0                0
---------- --------------------------------- ---------------- ----------------
2.01.05    Dividends payable                              0           19,765
---------- --------------------------------- ---------------- ----------------
2.01.06    Accrued liabilities                            0                0
---------- --------------------------------- ---------------- ----------------
2.01.06.01 Interest on capital                            0                0
---------- --------------------------------- ---------------- ----------------
2.01.07    Related-party transactions                     0                0
---------- --------------------------------- ---------------- ----------------
2.01.08    Other                                          0                0
---------- --------------------------------- ---------------- ----------------
2.01.08.01 Salaries  and payroll taxes                    0                0
---------- --------------------------------- ---------------- ----------------
2.01.08.02 Advances received                              0                0
---------- --------------------------------- ---------------- ----------------
2.01.08.03 Royalties payable                              0                0
---------- --------------------------------- ---------------- ----------------
2.01.08.04 Magazine subscriptions                         0                0
---------- --------------------------------- ---------------- ----------------
2.01.08.05 Other accounts payable                         0                0
---------- --------------------------------- ---------------- ----------------
2.02       Long-term liabilities                    356,651          282,405
---------- --------------------------------- ---------------- ----------------
2.02.01    Loans and financing                      176,950          173,540
---------- --------------------------------- ---------------- ----------------
2.02.01.01 Financial institutions                   176,950          173,540
---------- --------------------------------- ---------------- ----------------
2.02.02    Debentures                                     0                0
---------- --------------------------------- ---------------- ----------------
2.02.03    Accrued liabilities                            0                0
---------- --------------------------------- ---------------- ----------------
2.02.04    Related-party transactions                32,430           16,553
---------- --------------------------------- ---------------- ----------------
2.02.04.01 A.R. & T. Ltda.                                0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.02 Abril Video da Amazonia S.A.                   0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.03 Editora Caras S.A.                             0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.04 Editora Novo Continente S.A.                   0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.05 Listel - Listas Telefonicas S.A.               0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.06 TV Cambara Ltda.                           1,115            1,216
---------- --------------------------------- ---------------- ----------------
2.02.04.07 TV Cerejeira Ltda.                         1,517            1,653
---------- --------------------------------- ---------------- ----------------
2.02.04.08 TV Eucalipto Ltda.                             0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.09 TV Quaresmeira Ltda.                       1,569            1,708
---------- --------------------------------- ---------------- ----------------
2.02.04.10 TV Jacaranda Ltda.                             0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.11 TV Jatoba Ltda.                            1,648            1,716
---------- --------------------------------- ---------------- ----------------
2.02.04.12 TV Manaca Ltda.                                0                0
---------- --------------------------------- ---------------- ----------------
2.02.04.13 TV Mogno Ltda.                             1,585            1,725
---------- --------------------------------- ---------------- ----------------
2.02.04.14 TV Sequoia Ltda.                           1,538            1,678
---------- --------------------------------- ---------------- ----------------
2.02.04.15 TV Tipuana Ltda.                           1,552            1,689
---------- --------------------------------- ---------------- ----------------
2.02.04.16 Other                                          0                0
---------- --------------------------------- ---------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                       Registration
   01437-0        ABRIL S.A.              44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- --------------------------------- --------------- ---------------
1 - CODE      2 - DESCRIPTION                    3 - 6.30.1999   4 - 3.31.1999
------------- --------------------------------- --------------- ---------------
2.02.04.17    Loans from stockholders                       0               0
------------- --------------------------------- --------------- ---------------
2.02.04.18    Editora Abril S.A.                       21,906           5,168
------------- --------------------------------- --------------- ---------------
2.02.05       Other                                   147,271          92,312
------------- --------------------------------- --------------- ---------------
2.02.03.01    Taxes and contributions payable             953             415
------------- --------------------------------- --------------- ---------------
2.02.03.02    Provision for losses on
              subsidiaries' and                       134,058          81,672
              affiliated companies' operations
------------- --------------------------------- --------------- ---------------
2.02.03.03    Deferred income tax                      12,260          10,225
------------- --------------------------------- --------------- ---------------
2.03          Deferred income                               0               0
------------- --------------------------------- --------------- ---------------
2.05          Stockholders' equity                  (100,976)        (42,628)
------------- --------------------------------- --------------- ---------------
2.05.01       Paid-in capital                         170,051         170,051
------------- --------------------------------- --------------- ---------------
2.05.01.01    Capital                                 170,051         170,051
------------- --------------------------------- --------------- ---------------
2.05.02       Capital reserves                         31,320          31,320
------------- --------------------------------- --------------- ---------------
2.05.02.01    Investment grants                        31,320          31,320
------------- --------------------------------- --------------- ---------------
2.05.03       Revaluation reserves                          0               0
------------- --------------------------------- --------------- ---------------
2.05.03.01    Own assets                                    0               0
------------- --------------------------------- --------------- ---------------
2.05.03.02    Subsidiaries/Affiliated
              companies                                     0               0
------------- --------------------------------- --------------- ---------------
2.05.04       Profit reserves                               0               0
------------- --------------------------------- --------------- ---------------
2.05.04.01    Legal                                         0               0
------------- --------------------------------- --------------- ---------------
2.05.04.02    Statutory                                     0               0
------------- --------------------------------- --------------- ---------------
2.05.04.03    For contingencies                             0               0
------------- --------------------------------- --------------- ---------------
2.05.04.04    Unrealized profits                            0               0
------------- --------------------------------- --------------- ---------------
2.05.04.05    Retention of profits                          0               0
------------- --------------------------------- --------------- ---------------
2.05.04.05.01 Retention of profits                          0               0
------------- --------------------------------- --------------- ---------------
2.05.04.067   Special for undistributed
              dividends                                     0               0
------------- --------------------------------- --------------- ---------------
2.05.04.07    Other profit reserves                         0               0
------------- --------------------------------- --------------- ---------------
2.05.05       Retained earnings/accumulated
              deficit                                (302,347)       (243,999)
------------- --------------------------------- --------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
01437-0        ABRIL S.A.              Registration
                                       44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

03.01 - STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
1 - CODE       2 - DESCRIPTION                       3 -  4.1.1999 to   4 - 1.1.1999 to  5 - 4.1.1998 to   6 - 1.1.1998 to
                                                            6.30.1999         6.30.1999        6.30.1998         6.30.1998
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.01           Gross sales of products and services                 0                0           274,562          466,465
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.02           Gross sales deductions                           (472)            (953)           (7,694)         (12,598)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.03           Net sales of products and services               (472)            (953)           266,868          453,867
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.04           Cost of products and services sold                (20)                0          (84,280)        (148,055)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.05           Gross profit                                     (492)            (953)           182,588          305,812
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06           Operating income/expenses                     (55,980)        (210,441)         (196,184)        (356,926)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.01        Selling                                              0                0         (103,999)        (189,642)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.02        General and administrative                        (47)             (47)          (52,952)         (98,455)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.03        Financial                                        (471)          (1,718)           (9,010)          (7,661)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.03.01     Financial income                                 6,835           53,355            10,649           25,762
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.03.02     Financial expenses                             (7,306)         (55,073)          (19,659)         (33,423)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.04        Other operating income                               0                0                 0                0
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.04.01     Exchange variations                                  0                0                 0                0
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.04.02     Provision for losses on
               subsidiaries' operations                             0                0                 0                0
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.04.03     Other income                                         0                0                 0                0
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.05        Other operating expenses                      (55,381)        (140,258)           (7,664)         (13,849)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.05.01     Exchange variations                                  0                0                 0                0
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.05.02     Provision for losses on
               subsidiaries' operations                       (52,386)        (134,058)           (1,046)          (3,387)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.05.03     Goodwill amortization                          (2,995)          (6,200)           (6,594)         (10,413)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.05.04     Other expenses                                       0                0              (24)             (49)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.06.06        Equity in results of subsidiaries
               and affiliated companies                          (81)         (68,418)          (22,559)         (47,319)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.07           Operating expenses                            (56,472)        (211,394)          (13,596)         (51,114)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.08           Nonoperating income                                  0                0            11,249           11,904
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.08.01        Income                                               0                0            17,209           27,938
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.08.02        Expenses                                             0                0           (5,960)         (16,034)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.09           Loss before taxes/employee
               profit sharing                                (56,472)        (211,394)           (2,347)         (39,210)
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------
3.10           Provision for income and
               social contribution taxes                            0                0                 0                0
-------------- ------------------------------------ ------------------ ---------------- ----------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ------------------------ ----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME      3 - CNPJ - National Corporate Taxpayers'
01437-0        ABRIL S.A.               Registration
                                        44.597.052/0001-62
-------------- ------------------------ ----------------------------------------

03.01 - STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
1 - CODE    2 - DESCRIPTION                   3 -  4.1.1999 to    4 - 1.1.1999 to   5 - 4.1.1998 to   6 - 1.1.1998 to
                                                     6.30.1999          6.30.1999         6.30.1998         6.30.1998
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
3.11        Deferred income tax                        (1,766)           (10,215)             (170)             3,132
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
3.12        Employee profit sharing/
            statutory contributions                          0                  0           (3,315)           (7,312)
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
3.12.01     Profit sharing                                   0                  0           (3,315)           (7,312)
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
3.12.01.01  Employee profit sharing                          0                  0           (3,315)           (7,312)
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
3.12.02     Contributions                                    0                  0                 0                 0
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
3.13        Reversal of interest on capital                  0                  0                 0                 0
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
3.15        Net income/loss for the period            (58,238)          (221,609)           (5,832)          (43,390)
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
            NUMBER OF SHARES,
            FORMER TREASURY STOCK (thousand)            15,906             15,906            19,344            19,344
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
            EARNINGS PER SHARE                               0                  0                 0                 0
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------
            LOSS PER SHARE                           (3.66139)         (13.93242)         (0.30149)         (2.24307)
----------- -------------------------------- ------------------ ------------------ ----------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION


1 - INTRODUCTION

The supplementary financial statements, in constant purchasing power currency, for the three-month period ended June 30, 1999, were prepared in accordance with CVM's Guidance Opinion No. 29 of April 18, 1996, Instruction CVM No. 191 of July 15, 1992 and Resolution No. 170 of July 12, 1994.

As required by CVM's Guidance Opinion No. 29 of April 18, 1996, the financial statements as of June 30, 1999 were monetarily restated based on the monthly variation in the General Market Price Index (IGP-M) published by the Getulio Vargas Foundation. The Company opted to use this index as recommended by the Brazilian Association of Listed Companies (ABRASCA) to maintain consistency with those required by CVM Circular No. 03/95 of September 1, 1995.

The accounting practices and criteria were applied consistently with those adopted in preparing the financial statements of Abril S.A. for the previous fiscal year.


2 - RECONCILIATION BETWEEN NET LOSS AND STOCKHOLDERS' EQUITY AS
    PER CORPORATE LAW AND CONSTANT PURCHASING POWER CURRENCY



                                                              COMPANY                         CONSOLIDATED
                                                              -------                         ------------
                                                      Net         Stockholders'          Net         Stockholders'
                                                     loss             equity            loss            equity
                                                     ----             ------            ----            ------

Balances as per corporate law                     (247,357)           (191,690)      (247,357)          (191,690)
Gains on monetary items                               8,971            (20,436)         51,010             50,737
Gains on stockholders' equity                          -                 69,476           -                69,476
Gains and losses on deferred expenses                  -                -                  493            (5,830)
Restatement of inventories                             -                -                (829)              1,031
Goodwill adjustments in subsidiaries                  (165)             (2,849)            100            (6,035)
Equity in results of subsidiaries
   and affiliated companies                        (60,186)            (38,944)        (7,953)                  -
Provision for losses on subsidiaries                 88,238              88,238         15,840             22,971
Gains (losses) on subsidiaries                         -                  7,489           -                 7,488
Income tax on discount to present value
    (stockholders' equity)                             -                (1,150)           -               (1,150)
Deferred income tax, net                           (11,110)            (11,110)       (11,110)           (11,110)
Minority interest                                      -                -             (21,803)           (36,864)
                                                 ----------           ---------     ----------          ---------
Balances as per constant purchasing power
currency                                          (221,609)           (100,976)      (221,609)          (100,976)
                                                 ==========           =========     ==========          =========

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION


3 - INCOME TAX

The amounts charged and credited to the Provision for Income Tax account for the three-month period ended June 30, 1999 are as follows:


                                                     COMPANY       CONSOLIDATED
                                                     -------       ------------

Provision for deferred income tax asset (tax loss)       895             895

Income tax on constant purchasing power
   adjustments                                       (11,110)        (11,110)
                                                     --------        --------

Income tax charged to result                         (10,215)        (10,215)
                                                     ========        ========

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
05.01 - COMMENT ON THE COMPANY'S PERFORMANCE IN THE QUARTER

See report prepared in accordance with Corporate Law.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

--------------- ---------------------- -----------------------------------------
1 - CVM CODE    2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0         ABRIL S.A.             44.597.052/0001-62
--------------- ---------------------- -----------------------------------------

06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

-------------- ------------------------------- ---------------- ----------------
1 - CODE       2 - DESCRIPTION                  3 - 6.30.1999    4 - 3.31.1999
-------------- ------------------------------- ---------------- ----------------
1              Total assets                           984,260          998,922
-------------- ------------------------------- ---------------- ----------------
1.01           Current assets                          66,409           62,181
-------------- ------------------------------- ---------------- ----------------
1.01.01        Cash and cash equivalents                1,836            2,314
-------------- ------------------------------- ---------------- ----------------
1.01.01.01     Cash and banks                           1,834            2,312
-------------- ------------------------------- ---------------- ----------------
1.01.01.02     Short-term investments                       2                2
-------------- ------------------------------- ---------------- ----------------
1.01.02        Credits                                 24,293           17,902
-------------- ------------------------------- ---------------- ----------------
1.01.02.01     Accounts receivable                     24,293           17,902
-------------- ------------------------------- ---------------- ----------------
1.01.03        Inventories                             21,798           25,761
-------------- ------------------------------- ---------------- ----------------
1.01.03.01     Raw materials                           15,399           16,067
-------------- ------------------------------- ---------------- ----------------
1.01.03.02     Work in process                              0                0
-------------- ------------------------------- ---------------- ----------------
1.01.03.03     Finished products                            0                0
-------------- ------------------------------- ---------------- ----------------
1.01.03.04     Sundry materials                         6,399            9,694
-------------- ------------------------------- ---------------- ----------------
1.01.04        Other                                   18,482           16,204
-------------- ------------------------------- ---------------- ----------------
1.01.04.01     Advances to employees and other         16,665           11,689
-------------- ------------------------------- ---------------- ----------------
1.01.04.03     Offsettable taxes                        1,817            4,515
-------------- ------------------------------- ---------------- ----------------
1.01.04.04     Other credits                                0                0
-------------- ------------------------------- ---------------- ----------------
1.02           Noncurrent assets                      250,219          257,764
-------------- ------------------------------- ---------------- ----------------
1.02.01        Sundry credits                             895              734
-------------- ------------------------------- ---------------- ----------------
1.02.01.01     Loans to stockholders                        0                0
-------------- ------------------------------- ---------------- ----------------
1.02.01.02     Recoverable income tax                     895              734
-------------- ------------------------------- ---------------- ----------------
1.02.01.03     Tax incentives and other                     0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02        Related-party transactions             240,072          246,468
-------------- ------------------------------- ---------------- ----------------
1.02.02.01     Affiliated companies                         0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.02     Subsidiaries                                 0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03     Other related companies                240,072          246,468
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.01  TVA Radioenlaces Ltda.                  26,102           26,305
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.02  Canbras TVA Cabo Ltda.                  10,336            9,848
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.03  HBO Partners                                 0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.04  Prize Investments Limited                    0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.05  TV Manaca Ltda.                            447              415
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.06  Televisao Show Time Ltda.                3,001            3,024
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.07  California Broadcast Center              7,636            8,002
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.08  Canbras Participacoes Ltda.                311              313
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.09  IHK S.A.                                     0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.10  MTV Brasil Ltda.                             0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.11  SCP Elle                                     0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.12  Abril Musiclub Ltda.                         0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.13  Associacao Abril de Beneficios               0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.14  Parana Participacoes S/C Ltda.               0                0
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.15  TVA Finco Ltd.                          15,932           16,056
-------------- ------------------------------- ---------------- ----------------
1.02.02.03.16  Abril Investments Corporation          173,072          176,792
-------------- ------------------------------- ---------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ------------------------ ----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME      3 - CNPJ - National Corporate Taxpayers'
                                        Registration
01437-0        ABRIL S.A.               44.597.052/0001-62
-------------- ------------------------ ----------------------------------------

06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

-------------- ----------------------------------- -------------- --------------
1 - CODE       2 - DESCRIPTION                     3 - 6.30.1999  4 - 3.31.1999
-------------- ----------------------------------- -------------- --------------
1.02.02.03.17  TVA Banda C Ltda.                               0          2,535
-------------- ----------------------------------- -------------- --------------
1.02.02.03.18  Other                                       3,235          3,178
-------------- ----------------------------------- -------------- --------------
1.02.03        Other                                       9,252         10,562
-------------- ----------------------------------- -------------- --------------
1.02.03.01     Legal and compulsory deposits               3,951          3,002
-------------- ----------------------------------- -------------- --------------
1.02.03.02     Tax incentives and other                    5,301          7,560
-------------- ----------------------------------- -------------- --------------
1.02.03.03     Prepaid expenses                                0              0
-------------- ----------------------------------- -------------- --------------
1.03           Permanent assets                          667,632        678,977
-------------- ----------------------------------- -------------- --------------
1.03.01        Investments                               176,798        181,392
-------------- ----------------------------------- -------------- --------------
1.03.01.01     In affiliated companies                         0              0
-------------- ----------------------------------- -------------- --------------
1.03.01.02     In subsidiaries                           107,228        111,229
-------------- ----------------------------------- -------------- --------------
1.03.01.02.01  Tevecap S.A.                               58,262         60,533
-------------- ----------------------------------- -------------- --------------
1.03.01.02.02  TVA Sul Participacoes S.A                  10,146         10,870
-------------- ----------------------------------- -------------- --------------
1.03.01.02.03  TVA Sistema de Televisao S.A.              21,354         21,730
-------------- ----------------------------------- -------------- --------------
1.03.01.02.04  Other                                      17,466         18,096
-------------- ----------------------------------- -------------- --------------
1.03.01.03     Other investments                          69,570         70,163
-------------- ----------------------------------- -------------- --------------
1.03.01.03.01  Marketable securities                           0              0
-------------- ----------------------------------- -------------- --------------
1.03.01.03.02  FISET                                           0              0
-------------- ----------------------------------- -------------- --------------
1.03.01.03.03  FINAM                                          51             51
-------------- ----------------------------------- -------------- --------------
1.03.01.03.04  Loans - Eletrobras                              0              0
-------------- ----------------------------------- -------------- --------------
1.03.01.03.05  Galaxy Latin America                       53,626         54,464
-------------- ----------------------------------- -------------- --------------
1.03.01.03.06  ITSA Intercontinental Telecom Ltda.         8,686          8,822
-------------- ----------------------------------- -------------- --------------
1.03.01.03.07  Other                                       7,207          6,826
-------------- ----------------------------------- -------------- --------------
1.03.02        Property, plant and equipment             377,028        381,502
-------------- ----------------------------------- -------------- --------------
1.03.02.01     Land                                        2,149          2,151
-------------- ----------------------------------- -------------- --------------
1.03.02.02     Buildings                                   2,351          2,391
-------------- ----------------------------------- -------------- --------------
1.03.02.03     Installations                               1,848          1,919
-------------- ----------------------------------- -------------- --------------
1.03.02.04     Industrial machinery and equipment          1,602              0
-------------- ----------------------------------- -------------- --------------
1.03.02.05     Television equipment                      248,851        251,973
-------------- ----------------------------------- -------------- --------------
1.03.02.06     Furniture and fixtures                      1,881          1,661
-------------- ----------------------------------- -------------- --------------
1.03.02.07     Vehicles                                        0          2,013
-------------- ----------------------------------- -------------- --------------
1.03.02.08     EDP equipment                               8,910          9,662
-------------- ----------------------------------- -------------- --------------
1.03.02.09     Construction in progress                    3,580          3,835
-------------- ----------------------------------- -------------- --------------
1.03.02.10     Cable installations                       100,262        100,149
-------------- ----------------------------------- -------------- --------------
1.03.02.11     Other construction                          5,594          5,748
-------------- ----------------------------------- -------------- --------------
1.03.03        Deferred charges                          113,806        116,083
-------------- ----------------------------------- -------------- --------------
1.03.03.01     Restated cost                             113,806        116,083
-------------- ----------------------------------- -------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- ---------------------- -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0       ABRIL S.A.             44.597.052/0001-62
------------- ---------------------- -------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

----------- ------------------------------------- --------------- --------------
1 - CODE    2 - DESCRIPTION                        3 - 6.30.1999   4 - 3.31.1999
----------- ------------------------------------- --------------- --------------
2           Total liabilities                            984,260        998,922
----------- ------------------------------------- --------------- --------------
2.01        Current liabilities                          131,176        176,675
----------- ------------------------------------- --------------- --------------
2.01.01     Loans and financing                           35,312         67,220
----------- ------------------------------------- --------------- --------------
2.01.02     Debentures                                         0              0
----------- ------------------------------------- --------------- --------------
2.01.03     Trade accounts payable                        46,613         56,996
----------- ------------------------------------- --------------- --------------
2.01.04     Taxes and contributions payable               30,459         20,450
----------- ------------------------------------- --------------- --------------
2.01.04.01  Income and social contribution taxes              37             86
----------- ------------------------------------- --------------- --------------
2.01.04.02  Other taxes and contributions payable         30,422         20,364
----------- ------------------------------------- --------------- --------------
2.01.05     Dividends payable                                  0              0
----------- ------------------------------------- --------------- --------------
2.01.06     Accrued liabilities                                0         19,765
----------- ------------------------------------- --------------- --------------
2.01.06.01  Dividends/interest on capital payable              0         19,765
----------- ------------------------------------- --------------- --------------
2.01.07     Related-party transactions                         0              0
----------- ------------------------------------- --------------- --------------
2.01.08     Other                                         18,792         12,244
----------- ------------------------------------- --------------- --------------
2.01.08.01  Salaries, profit sharing
            and payroll taxes                              4,800          5,478
----------- ------------------------------------- --------------- --------------
2.01.08.02  Advances received                              1,810          2,065
----------- ------------------------------------- --------------- --------------
2.01.08.03  Royalties and copyrights payable                   0              0
----------- ------------------------------------- --------------- --------------
2.01.08.04  Other accounts payable                         6,806          4,701
----------- ------------------------------------- --------------- --------------
2.01.08.05  Advance received                               5,376              0
----------- ------------------------------------- --------------- --------------
2.02        Long-term liabilities                      1,039,564        918,457
----------- ------------------------------------- --------------- --------------
2.02.01     Loans and financing                          640,360        628,332
----------- ------------------------------------- --------------- --------------
2.02.02     Debentures                                         0              0
----------- ------------------------------------- --------------- --------------
2.02.03     Accrued liabilities                                0              0
----------- ------------------------------------- --------------- --------------
2.02.04     Related-party transactions                   242,435        170,598
----------- ------------------------------------- --------------- --------------
2.02.04.01  Other                                              0              0
----------- ------------------------------------- --------------- --------------
2.02.04.02  Galaxy do Brasik Ltda.                         6,389              0
----------- ------------------------------------- --------------- --------------
2.02.04.03  TV Eucalipto Ltda.                                 0              0
----------- ------------------------------------- --------------- --------------
2.02.04.04  TV Cambara Ltda.                               1,115          1,216
----------- ------------------------------------- --------------- --------------
2.02.04.05  TV Cerejeira Ltda.                             1,517          1,653
----------- ------------------------------------- --------------- --------------
2.02.04.06  TV Quaresmeira Ltda.                           1,569          1,708
----------- ------------------------------------- --------------- --------------
2.02.04.07  TV Jacaranda Ltda.                                 0              0
----------- ------------------------------------- --------------- --------------
2.02.04.08  TV Jatoba Ltda.                                1,648          1,716
----------- ------------------------------------- --------------- --------------
2.02.04.09  TV Manaca Ltda.                                    0              0
----------- ------------------------------------- --------------- --------------
2.02.04.10  TV Mogno Ltda.                                 1,585          1,725
----------- ------------------------------------- --------------- --------------
2.02.04.11  TV Sequoia Ltda.                               1,538          1,678
----------- ------------------------------------- --------------- --------------
2.02.04.12  TV Tipuana Ltda.                               1,551          1,688
----------- ------------------------------------- --------------- --------------
2.02.04.13  Canbras Communication Corporation                  0              0
----------- ------------------------------------- --------------- --------------
2.02.04.14  Gracia Consultoria e
            Investimentos, Lda                                 0              0
----------- ------------------------------------- --------------- --------------
2.02.04.15  Editora Abril S.A.                           221,840        155,827
----------- ------------------------------------- --------------- --------------
2.02.04.16  TVA Network Participacoes S.A.                 3,683          3,387
----------- ------------------------------------- --------------- --------------
2.02.05     Other                                        156,769        119,527
----------- ------------------------------------- --------------- --------------
2.02.05.01  Loans from stockholders                            0              0
----------- ------------------------------------- --------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                      Registration
01437-0        ABRIL S.A.             44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- --------------------------------- --------------- ---------------
1 - CODE      2 - DESCRIPTION                    3 - 6.30.1999   4 - 3.31.1999
------------- --------------------------------- --------------- ---------------
2.02.05.02    Taxes and contributions payable           2,176           1,644
------------- --------------------------------- --------------- ---------------
2.02.05.03    Deferred income tax                      12,260          10,225
------------- --------------------------------- --------------- ---------------
2.02.05.04    Other                                     8,337           8,001
------------- --------------------------------- --------------- ---------------
2.02.05.05    Provision for losses on
              subsidiaries' and affiliated
              companies' operations                   133,996          99,657
------------- --------------------------------- --------------- ---------------
2.03          Deferred income                                               0
------------- --------------------------------- --------------- ---------------
2.04          Minority interest                      (85,504)        (53,582)
------------- --------------------------------- --------------- ---------------
2.05          Stockholders' equity                  (100,976)        (42,628)
------------- --------------------------------- --------------- ---------------
2.05.01       Paid-in capital                         170,051         170,051
------------- --------------------------------- --------------- ---------------
2.05.02       Capital reserves                         31,320          31,320
------------- --------------------------------- --------------- ---------------
2.05.03       Revaluation reserves                          0               0
------------- --------------------------------- --------------- ---------------
2.05.03.01    Own assets                                    0               0
------------- --------------------------------- --------------- ---------------
2.05.03.02    Subsidiaries/Affiliated companies             0               0
------------- --------------------------------- --------------- ---------------
2.05.04       Profit reserves                               0               0
------------- --------------------------------- --------------- ---------------
2.05.04.01    Legal                                         0               0
------------- --------------------------------- --------------- ---------------
2.05.04.02    Statutory                                     0               0
------------- --------------------------------- --------------- ---------------
2.05.04.03    For contingencies                             0               0
------------- --------------------------------- --------------- ---------------
2.05.04.04    Unrealized profits                            0               0
------------- --------------------------------- --------------- ---------------
2.05.04.05    Retention of profits                          0               0
------------- --------------------------------- --------------- ---------------
2.05.04.05.01 Retention of profits                          0               0
------------- --------------------------------- --------------- ---------------
2.05.04.06    Special for undistributed
              dividends                                     0               0
------------- --------------------------------- --------------- ---------------
2.05.04.07    Other profit reserves                         0               0
------------- --------------------------------- --------------- ---------------
2.05.05       Retained earnings/
              accumulated deficit                    (302,347)       (243,999)
------------- --------------------------------- --------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
01437-0        ABRIL S.A.             Registration
                                      44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

07.01 - CONSOLIDATED STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
1 - CODE   2 - DESCRIPTION                       3 -  4.1.1999 to   4 - 1.1.1999 to   5 - 4.1.1998 to   6 - 1.1.1998 to
                                                        6.30.1999         6.30.1999         6.30.1998         6.30.1998
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.01       Gross sales of products and services            60,028           118,290           534,760           956,082
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.02       Gross sales deductions                         (5,797)           (9,301)          (22,278)          (39,586)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.03       Net sales of products and services              54,231           108,989           512,482           916,496
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.04       Cost of products and services sold            (47,731)          (98,323)         (241,872)         (453,253)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.05       Gross profit                                     6,500            10,666           270,610           463,243
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06       Operating income/expenses                     (94,583)         (344,391)         (292,516)         (541,454)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.01    Selling                                        (3,865)           (6,671)         (160,380)         (303,663)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.02    General and administrative                    (10,285)          (20,839)          (96,119)         (180,588)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.03    Financial                                     (41,134)         (194,201)          (27,964)          (44,042)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.03.01 Financial income                                 9,166            61,617            16,658            41,996
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.03.02 Financial expenses                            (50,300)         (255,818)          (44,622)          (86,038)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.04    Other operating income                               0                 0             1,932             3,577
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.04.03 Other income                                         0                 0             1,932             3,577
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.05    Other operating expenses                      (39,299)         (122,680)           (9,282)          (15,516)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.05.01 Exchange variations                                                    0                 0                 0
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.05.02 Provision for losses on
           subsidiaries' operations                      (34,939)         (113,752)                 0                 0
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.05.03 Goodwill amortization                          (4,360)           (8,928)           (9,237)          (15,447)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.05.04 Other expenses                                       0                 0              (45)              (69)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.06.06    Equity in results of
           subsidiaries and affiliated                          0                 0             (703)           (1,222)
           companies
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.07       Operating expenses                            (88,083)         (333,725)          (21,906)          (78,211)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.08       Nonoperating expense (income)                    (313)           (1,282)            10,781            11,107
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.08.01    Income                                               0                 0            17,307            31,455
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.08.02    Expenses                                         (313)           (1,282)           (6,526)          (20,348)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.09       Loss before taxes/employee
           profit sharing                                (88,396)         (335,007)          (11,125)          (67,104)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.10       Provision for income and
           social contribution taxes                            0                 0           (4,178)           (7,206)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.11       Deferred income tax                            (1,766)          (10,215)             (416)             7,062
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------
3.12       Employee profit sharing/
           statutory contributions                              0                 0           (3,921)           (8,140)
---------- ------------------------------------ ------------------ ----------------- ----------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

--------------- ---------------------- -----------------------------------------
1 - CVM CODE    2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
01437-0         ABRIL S.A.             Registration
                                       44.597.052/0001-62
--------------- ---------------------- -----------------------------------------

07.01 - CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Brazilian reais)

---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
1 - CODE   2 - DESCRIPTION                   3 -  4.1.1999 to   4 - 1.1.1999 to   5 - 4.1.1998 to   6 - 1.1.1998 to
                                                    6.30.1999         6.30.1999         6.30.1998         6.30.1998
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
3.12.01    Profit sharing                                   0                 0           (3,921)           (8,140)
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
3.12.01.01 Employee profit sharing                          0                 0           (3,921)           (8,140)
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
3.12.02    Contributions                                    0                 0                 0                 0
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
3.13       Reversal of interest on capital                  0                 0                 0                 0
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
3.14       Minority interest                           31,923           123,613            13,813            31,998
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
3.15       Net income/loss for the period            (58,239)         (221,609)           (5,827)          (43,390)
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
           NUMBER OF SHARES,
           FORMER TREASURY STOCK (thousand)            15,906            15,906            19,344            19,344
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
           EARNINGS PER SHARE                               0                 0                 0                 0
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------
           LOSS PER SHARE                           (3.66145)        (13.93242)         (0.30123)         (2.24307)
---------- -------------------------------- ------------------ ----------------- ----------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                        44.597.052/0001-62
------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------
08.01 - COMMENT ON CONSOLIDATED PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

See report prepared in accordance with Corporate Law.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                        44.597.052/0001-62
------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------
08.01 - COMMENT ON CONSOLIDATED PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                        44.597.052/0001-62
------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------
17.01 - REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS - UNQUALIFIED
--------------------------------------------------------------------------------

See report prepared in accordance with Corporate Law.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION              Date - 6.30.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                      Registration
01437-0        ABRIL S.A.             44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

CONTENTS

---------- ---------- -------------------------------------------- -----------
  GROUP      TABLE    DESCRIPTION                                     PAGE
---------- ---------- -------------------------------------------- -----------
   01         01      IDENTIFICATION                                   1
---------- ---------- -------------------------------------------- -----------
   01         02      HEAD OFFICE                                      1
---------- ---------- -------------------------------------------- -----------
   01         03      DIRECTOR OF MARKET RELATIONS
                      (Address for correspondence with Company)        1
---------- ---------- -------------------------------------------- -----------
   01         04      QUARTERLY INFORMATION REFERENCE                  1
---------- ---------- -------------------------------------------- -----------
   01         05      COMPOSITION OF CAPITAL                           2
---------- ---------- -------------------------------------------- -----------
   01         06      CHARACTERISTICS OF THE COMPANY                   2
---------- ---------- -------------------------------------------- -----------
   01         07      COMPANIES NOT INCLUDED IN THE
                      CONSOLIDATED FINANCIAL STATEMENTS                2
---------- ---------- -------------------------------------------- -----------
   01         08      CASH DIVIDENDS                                   2
---------- ---------- -------------------------------------------- -----------
   01         09      SUBSCRIBED CAPITAL  AND CHANGES
                      IN THE CURRENT YEAR                              3
---------- ---------- -------------------------------------------- -----------
   01         10      DIRECTOR OF MARKET RELATIONS                     3
---------- ---------- -------------------------------------------- -----------
   02         01      BALANCE SHEET - ASSETS                           4
---------- ---------- -------------------------------------------- -----------
   02         02      BALANCE SHEET - LIABILITIES
                      AND STOCKHOLDERS' EQUITY                         6
---------- ---------- -------------------------------------------- -----------
   03         01      STATEMENT OF OPERATIONS                          8
---------- ---------- -------------------------------------------- -----------
   04         01      NOTES TO THE QUARTERLY INFORMATION               10
---------- ---------- -------------------------------------------- -----------
   05         01      COMMENT ON THE COMPANY'S
                      PERFORMANCE IN THE QUARTER                       12
---------- ---------- -------------------------------------------- -----------
   06         01      CONSOLIDATED BALANCE SHEET - ASSETS              13
---------- ---------- -------------------------------------------- -----------
   06         02      CONSOLIDATED BALANCE SHEET
                      - LIABILITIES AND STOCKHOLDERS' EQUITY           15
---------- ---------- -------------------------------------------- -----------
   07         01      CONSOLIDATED STATEMENT OF OPERATIONS             17
---------- ---------- -------------------------------------------- -----------
   08         01      COMMENT ON CONSOLIDATED
                      PERFORMANCE IN THE QUARTER                       19
---------- ---------- -------------------------------------------- -----------
   17         01      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS         21
---------- ---------- -------------------------------------------- -----------

                              ARTHUR ANDERSEN S/C


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors of

       Abril S.A.:


(1) We have reviewed the quarterly information of ABRIL S.A. (a Brazilian corporation) which includes the balance sheet as of June 30, 1999, the statement of operations for the quarter then ended, the performance report and relevant information.


(2) Our review was conducted in accordance with specific standards established by the Brazilian Institute of Accountants - IBRACON, together with the Federal Accounting Council, and consisted principally of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas as to the principal criteria adopted in the preparation of the quarterly information, and (b) review of information and subsequent events which had or could have had a relevant effect on the financial position and results of operations of the Company.


(3) Based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission - CVM, specifically applicable to the preparation of mandatory quarterly information.


(4) Also based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to in paragraph 1 above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission - CVM, specifically applicable to the preparation of voluntary quarterly information in constant purchasing power currency.

                              ARTHUR ANDERSEN S/C

(5) The balance sheet as of March 31, 1999, presented for comparative purposes, had been audited by us and our report thereon dated August 31, 1999, was issued without qualification. The statement of operations for the quarter and the six-month period ended June 30, 1998, presented for comparative purposes, had also been previously reviewed by us and our report thereon, dated September 15, 1998, was issued without qualification.


Sao Paulo, September 3, 1999


  ARTHUR
 ANDERSEN                                   ARTHUR ANDERSEN S/C


                                            Marco Antonio Brandao Simurro
                                            Engagement Partner